UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________

SCHEDULE 14A INFORMATION

_____________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.      )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

COMPLETE SOLARIA, INC.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

COMPLETE SOLARIA, INC.
45700 Northport Loop East
Fremont, California 94538

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 11:00 a.m. Pacific Time on Thursday, May 29, 2025

Dear Stockholder:

You are cordially invited to attend the 2025 annual meeting of stockholders (the “Annual Meeting”) of COMPLETE SOLARIA, INC., a Delaware corporation. The Annual Meeting will be held virtually via a live webcast by registering online at www.proxydocs.com/CSLR at 11:00 a.m. Pacific Time on Thursday, May 29, 2025. There will not be a physical location for the Annual Meeting, and you will not be able to attend the Annual Meeting in person. We encourage you to attend online and participate. We recommend that you log in a few minutes before 11:00 a.m. Pacific Time on Thursday, May 29, 2025 to ensure you are logged in when the Annual Meeting starts. The webcast will open 15 minutes before the start of the Annual Meeting. The Annual Meeting will be held for the following purposes:

1.      To elect each of the Board of Directors’ eleven nominees for director to serve until the 2026 annual meeting of stockholders;

2.      To ratify the selection of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 28, 2025;

3.      To approve an amendment to our 2023 Equity Incentive Plan to reserve an additional 21,555,584 shares of common stock for issuance under such plan; and

4.      To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

These items of business are more fully described in the proxy statement accompanying this notice of Annual Meeting.

The record date for the Annual Meeting (and any adjournment thereof) is March 31, 2025. Only stockholders of record at the close of business on March 31, 2025 may vote at the Annual Meeting or any adjournment or postponement thereof.

Pursuant to the rules of the U.S. Securities and Exchange Commission (the “SEC”), with respect to the Annual Meeting, we have elected to utilize the “full set delivery” option of providing paper copies of all of our proxy materials by mail. The proxy materials for the Annual Meeting are first being mailed on or about May 5, 2025 to stockholders of record as of March 31, 2025. We are also furnishing proxy materials to our stockholders over the Internet, and you may read, print and download these proxy materials over the Internet at www.proxydocs.com/CSLR.

Your vote is important. Whether or not you are able to attend the Annual Meeting online, it is important that your shares be represented. Please vote as soon as possible.

If you have any questions, would like additional copies of the Proxy Statement or need assistance with voting, please contact our proxy solicitor, Georgeson LLC, at (844) 419-7373or by email at completesolaria@georgeson.com.

On behalf of our Board of Directors, thank you for your participation in this important process.

By Order of the Board of Directors,
/s/ Thurman J. Rodgers
Thurman J. Rodgers
Chief Executive Officer and Executive Chairman
Fremont, California
May 1, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON Thursday, May 29, 2025

Pursuant to the rules of the U.S. Securities and Exchange Commission (the “SEC”), with respect to the Annual Meeting, we have elected to utilize the “full set delivery” option of providing paper copies of all of our proxy materials by mail. The proxy materials for the Annual Meeting are first being mailed on or about May 5, 2025 to stockholders of record as of March 31, 2025.

We are also furnishing proxy materials to our stockholders over the Internet, and you may read, print and download these proxy materials over the Internet at www.proxydocs.com/CSLR.

You are cordially invited to attend the Annual Meeting online. Your vote is important. Whether or not you expect to attend the Annual Meeting online, please complete, date, sign and return the proxy mailed to you, or vote over the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the Annual Meeting. Even if you have voted by proxy, you may still vote online if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the Annual Meeting, you must follow the instructions from such organization and will need to obtain a proxy issued in your name from that agent in order to vote your shares that are held in such agent’s name and account.

Page
GENERAL INFORMATION	1
PROPOSAL NO. 1 — ELECTION OF DIRECTORS	8
MANAGEMENT	11
INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	12
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	17
PROPOSAL NO. 2 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	19
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	20
PROPOSAL NO. 3 — APPROVAL OF AN AMENDMENT TO THE COMPLETE SOLARIA, INC. 2023 EQUITY INCENTIVE PLAN TO RESERVE AN ADDITIONAL 21,555,584 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER	21
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	30
EXECUTIVE COMPENSATION	32
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	43
HOUSEHOLDING OF PROXY MATERIALS	48
OTHER MATTERS	49
FORWARD-LOOKING STATEMENTS	50
APPENDIX A — AMENDMENT TO 2023 EQUITY INCENTIVE PLAN	A-1
APPENDIX B — 2023 EQUITY INCENTIVE PLAN, AS AMENDED	B-1

i

COMPLETE SOLARIA, INC.
45700 Northport Loop East
Fremont, California 94538

PROXY STATEMENT
FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Thursday, May 29, 2025 at 11:00 a.m. Pacific Time

GENERAL INFORMATION

The proxy materials for our 2025 annual meeting of stockholders (the “Annual Meeting”) include the Notice of Annual Meeting, this Proxy Statement, the attached proxy card, and our Annual Report on Form 10-K for the fiscal year ended December 29, 2024 (collectively, the “proxy materials”). The proxy materials for the Annual Meeting are first being mailed on or about May 5, 2025 to stockholders of record as of March 31, 2025.

Complete Solaria, Inc. (referred to as the “Company”, “Complete Solaria”, “we”, “us” and like expressions) was originally known as Freedom Acquisition I Corp. (“FACT”). On July 18, 2023, Complete Solaria, Inc. (f/k/a Complete Solar Holding Corporation), a Delaware corporation (“Legacy Complete Solaria”), FACT, Jupiter Merger Sub I Corp., a Delaware corporation and wholly-owned subsidiary of FACT (“First Merger Sub”), Jupiter Merger Sub II LLC, a Delaware limited liability company and a wholly-owned subsidiary of FACT (“Second Merger Sub”) and SolarCA LLC, a Delaware limited liability company and a wholly-owned subsidiary of FACT (“Third Merger Sub”), consummated the transactions contemplated under the amended and restated business combination agreement, dated as of May 26, 2023, by and among FACT, First Merger Sub, Second Merger Sub, Legacy Complete Solaria and The Solaria Corporation, a Delaware corporation and a wholly-owned subsidiary of Complete Solaria (“Solaria”) (the “Business Combination Agreement”), following the approval at the special meeting of the stockholders of FACT held July 11, 2023. In connection with the closing under the Business Combination Agreement (the “Closing”) of the transactions contemplated by the Business Combination Agreement (the “Business Combination”), we changed our name from Freedom Acquisition I Corp. to Complete Solaria, Inc.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving the proxy materials?

You are receiving this Proxy Statement and the other proxy materials from us because you own shares of our common stock, $0.0001 par value per share (the “Common Stock”), as of the Record Date (as defined below). This Proxy Statement describes the matters on which we would like you, as a stockholder, to vote. It also gives you information on these matters so that you can make an informed decision.

Thurman J. Rodgers, Daniel Foley and Linda DeJulio were named by the Board of Directors as proxy holders. Messrs. Rodgers and Foley and Ms. DeJulio will vote all proxies, or record an abstention or withheld vote, in accordance with the directions on the proxy. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the meeting, please complete, sign and return your proxy card, or vote on the Internet, in advance of the meeting just in case you are unable to attend. You can always decide to vote online during the Annual Meeting. If no contrary direction is given, the shares will be voted as recommended by the Board of Directors.

When is the record date for the Annual Meeting?

The Board of Directors set the record date for the Annual Meeting as the close of business on March 31, 2025 (the “Record Date”).

How do I attend, participate in, and ask questions during the Annual Meeting?

We will be hosting the Annual Meeting via live webcast only. Any stockholder can attend the Annual Meeting live by registering online at www.proxydocs.com/CSLR. The Annual Meeting will start at 11:00 a.m. Pacific Time on Thursday, May 29, 2025.

To register for the Annual Meeting, you will need the control number, which is included on your proxy card or voting instruction form if you are a stockholder of record of shares of our Common Stock, or included with your voting instruction card and voting instructions received from your broker, bank or other agent if you hold your shares of Common Stock in a “street name.” Instructions on how to attend and participate will be included in your registration confirmation email after registering at www.proxydocs.com/CSLR. We recommend that you log in a few minutes before 11:00 a.m. Pacific Time to ensure you are logged in when the Annual Meeting starts. The webcast will open 15 minutes before the start of the Annual Meeting.

May I submit questions prior to or during the Annual Meeting?

The question and answer period portion of the Annual Meeting will include questions submitted in advance of the meeting. If you would like to submit a question in advance of the Annual Meeting, you may log in to www.proxydocs.com/CSLR using your control number and by following the applicable instructions.

You may also submit questions during the Annual Meeting by logging into the meeting through the link in your registration confirmation email and by following the applicable instructions. Relevant questions submitted during the Annual Meeting will be promptly answered by the Company following the meeting. The webcast will open 15 minutes before the start of the Annual Meeting.

What if I have technical difficulties or trouble accessing the Annual Meeting?

Beginning at 10:45 a.m. Pacific Time and during the virtual Annual Meeting, we will have a support team ready to assist stockholders with technical difficulties they may have accessing or hearing the virtual meeting. If you encounter any difficulties accessing the Annual Meeting during the check-in or meeting time, please call the technical support number that will be available in your registration confirmation email.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on the Record Date (i.e., March 31, 2025) will be entitled to vote at the Annual Meeting. On the Record Date, there were 65,781,061 shares of Common Stock outstanding and entitled to vote. Holders of our shares of Common Stock as of the Record Date are entitled to one vote for each share held on all matters to be voted on by stockholders at the Annual Meeting.

A list of stockholders of record will be available for inspection by stockholders of record online during the Annual Meeting for those that attend. In addition, for the ten days prior to the Annual Meeting, the stockholder list will be available upon request via InvestorRelations@CompleteSolar.com for examination by any stockholder for any purpose relating to the Annual Meeting.

Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote online during the Annual Meeting or by proxy in advance of the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by proxy in advance of the Annual Meeting through the internet, by telephone or by completing and returning a printed proxy card that you may request or that we may elect to deliver at a later time to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If, on the Record Date, your shares were held, not in your name, but rather in an account at a broker, bank or other agent, then you are the beneficial owner of shares held in “street name”. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account, and your broker, bank or other agent will request voting instructions from you. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Annual Meeting unless you request and obtain a valid legal proxy from your broker, bank or other agent. Check with your broker, bank, or other agent, and follow the instructions you receive during the registration process prior to the Annual Meeting.

What am I voting on?

The following are the matters scheduled for a vote:

•        Proposal No. 1 — To elect each of the eleven nominees for director to serve until the 2026 annual meeting of stockholders;

•        Proposal No. 2 — To ratify the selection of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 28, 2025; and

•        Proposal No. 3 — To approve an amendment to our 2023 Equity Incentive Plan (the “2023 Plan”) to reserve an additional 21,555,584 shares of Common Stock for issuance under the 2023 Plan (the “Plan Amendment”).

Additionally, you and our other stockholders entitled to vote at the Annual Meeting are requested to vote on such other proposals relating to such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

What if another matter is properly brought before the meeting?

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy, Thurman J. Rodgers, Chief Executive Officer, Daniel Foley, Chief Financial Officer, and Linda DeJulio, Chief Administrative Officer, to vote on those matters in accordance with their best judgment. As of the date of this Proxy Statement, the Board of Directors did not know of any business — other than the matters summarized above — to be presented for consideration at the Annual Meeting.

How do I vote?

You may either vote “For” the nominees to the Board of Directors, or you may “Withhold” your vote for any nominee you specify. For the proposals (a) to ratify the selection of BDO USA, P.C. and (b) to approve the Plan Amendment, you may vote “For” or “Against” or “Abstain” from voting.

The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote (1) online during the Annual Meeting or (2) in advance of the Annual Meeting by proxy through the internet, by telephone or by completing and returning the enclosed proxy card. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote online even if you have already voted by proxy.

•        To vote online during the Annual Meeting, follow the instructions provided on the Annual Meeting portal, starting at 11:00 a.m. Pacific Time on May 29, 2025. The webcast will open 15 minutes before the start of the Annual Meeting.

•        To vote in advance of the Annual Meeting through the internet, go to www.proxydocs.com/CSLR to complete an electronic proxy card. You will be asked to provide the control number from the proxy card or voting instruction form. Your internet vote must be received by the start of the meeting on May 29, 2025 to be counted.

•        To vote in advance of the Annual Meeting by telephone, dial (866) 994-3906 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the control number from the proxy card. Your telephone vote must be received by the start of the meeting on May 29, 2025 to be counted.

•        To vote in advance of the Annual Meeting using the printed proxy card that may be delivered to you, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

If you have any questions, would like additional copies of the Proxy Statement or need assistance with voting, please contact our proxy solicitor, Georgeson LLC, at:

51 West 52nd Street, 6th Floor

New York, NY 10019

Shareholders, Banks and Brokers

Call Toll Free: 844-419-7373

Email: completesolaria@georgeson.com

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received voting instructions from that organization rather than from us. Simply follow the voting instructions received from your broker, bank or other agent to ensure that your vote is counted. To vote online at the Annual Meeting, you must obtain a valid legal proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

Internet proxy voting is being provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Common Stock you own as of the Record Date.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing your proxy card, through the internet, by telephone or online at the Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

If you are a beneficial owner and do not instruct your broker, bank or other agent how to vote your shares, the question of whether your broker, bank or other agent will still be able to vote your shares depends on whether the particular proposal is deemed to be a “routine” matter. Brokers, banks and other agents can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under applicable rules and interpretations, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, your broker, bank or other agent may not vote your shares on Proposal No. 1 or Proposal No. 3 without your instructions, but your broker, bank or other agent may vote your shares on Proposal No. 2 even in the absence of your instruction. We encourage you to provide voting instructions to your broker, bank or other agent. This ensures that your shares will be voted at the Annual Meeting according to your instructions. You should receive directions from your broker, bank or other agent about how to submit your proxy to them at the time you receive this Proxy Statement.

If you are a beneficial owner of shares held in “street name”, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of each of the nominees for director, “For” the ratification of selection of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 28, 2025, and “For” the approval of the Plan Amendment. If any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matter in accordance with their best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokers, banks and other agents for the cost of forwarding proxy materials to beneficial owners. We have hired Georgeson LLC to assist in the proxy solicitation process. We have agreed to pay Georgeson LLC a fee of approximately $25,000, plus customary costs and expenses for these services.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each of the notices you receive to ensure that all of your shares are voted.

Can I revoke my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy at any time before the final vote at the Annual Meeting in any one of the following ways:

•        You may submit another properly completed proxy card with a later date.

•        You may grant a subsequent proxy by telephone or through the internet.

•        You may send a timely written notice that you are revoking your proxy to our Secretary at Complete Solaria, Inc., 45700 Northport Loop East, Fremont, California 94538.

•        You may attend the Annual Meeting and vote online. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, (a) for Proposal No. 1 to elect directors, votes “For,” “Withhold” and broker non-votes; and (b) for Proposal No. 2 and Proposal No. 3, votes “For” and “Against,” as well as abstentions.

Abstentions will be counted towards the vote total for Proposal No. 2 and Proposal No. 3, and will have the same effect as “Against” votes. Broker non-votes have no effect and will not be counted towards Proposal No. 1 or Proposal No. 3. We do not expect broker non-votes to exist in connection with Proposal No. 2.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give voting instructions to his or her broker, bank or other agent holding his or her shares as to how to vote on matters deemed to be “non-routine,” the broker, bank or other such agent cannot vote the shares. These unvoted shares are counted as “broker non-votes.” Since each of Proposal No. 1 and Proposal No. 3 is considered to be “non-routine,” we expect broker non-votes to exist in connection with Proposal No. 1 and Proposal No. 3. Proposal No. 2 is considered to be “routine,” and therefore we do not expect broker non-votes to exist in connection with Proposal No. 2.

As a reminder, if you are a beneficial owner of shares held in “street name”, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

How many votes are needed to approve each proposal?

•        Proposal No. 1 — For the election of directors, the eleven nominees receiving the most “For” votes from the holders of shares present by virtual attendance or represented by proxy and entitled to vote on the election of directors will be elected. Broker non-votes will not affect the outcome of the election of directors. Accordingly, only votes “For” will affect the outcome.

•        Proposal No. 2 — For the ratification of the selection of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 28, 2025, the proposal must receive “For” votes from the holders of a majority of shares present by virtual attendance or represented by proxy and entitled to vote on the matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote.

•        Proposal No. 3 — For the approval of the Plan Amendment, the proposal must receive “For” votes from the holders of a majority of shares present by virtual attendance or represented by proxy and entitled to vote on the matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum for the Annual Meeting (and for any adjournment of the Annual Meeting) will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the Annual Meeting (and for any adjournment of the Annual Meeting) online or represented by proxy. On the Record Date, there were 65,781,061 shares outstanding and entitled to vote. The inspector(s) of election appointed for the Annual Meeting will determine whether or not a quorum is present.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other agent) or if you vote online at the Annual Meeting (or any adjournment of the Annual Meeting). Abstentions and broker non-votes will be counted towards the quorum requirement. In the absence of a quorum, the Annual Meeting may be adjourned to another date either by the chairperson of the meeting or by vote of the holders of a majority of shares present at the Annual Meeting by virtual attendance or represented by proxy.

What happens if the Annual Meeting is postponed or adjourned?

Your proxy may be voted at the postponed or adjourned meeting. You will still be able to change your proxy until it is voted.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we intend to file a Current Report on Form 8-K to disclose preliminary results and, within four business days after the final results are known to us, file an amended Current Report on Form 8-K to disclose the final voting results.

When are stockholder proposals and director nominations due for the 2026 annual meeting of stockholders?

Stockholder Proposals.

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at next year’s annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for the 2026 annual meeting of stockholders, our Secretary must receive the written proposal at our principal executive offices no later than December 26, 2026. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:

Complete Solaria, Inc.
Attention: Secretary
45700 Northport Loop East
Fremont, California 94538

Our Amended and Restated Bylaws (the “Bylaws”) also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our Bylaws provide that the only business that may be conducted at an annual meeting of stockholders is business that is (i) specified in the notice with respect to such annual meeting delivered to stockholders, (ii) brought specifically by or at the direction of our Board of Directors, or a duly authorized committee of our Board of Directors, or (iii) properly brought before the meeting in accordance with our Bylaws by a stockholder of record entitled to vote at the meeting. To be properly brought, notice of the proposal must contain the information required by our Bylaws and must be received by our Secretary at our principal executive offices not earlier than the close of business on January 29, 2026 and not later than the close of business on February 28, 2026.

In the event that we hold the 2026 annual meeting of stockholders more than 30 days before or after the one-year anniversary of the Annual Meeting, notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than the close of business on the 120th day before the 2026 annual meeting of stockholders and no later than the close of business on the later of the following two dates:

•        the 90th day prior to the 2026 annual meeting of stockholders; or

•        the 10th day following the day on which public announcement of the date of our 2026 annual meeting of stockholders is first made.

If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting of stockholders does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

Director Nominations.

Holders of our Common Stock may propose director candidates for consideration by our Nominating and Corporate Governance Committee. Any such recommendations should include the nominee’s name and qualifications for membership on our Board of Directors and should be directed to our Secretary at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see the section titled “Information Regarding the Board of Directors and Corporate Governance-Nominating and Corporate Governance Committee.”

Our Bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director candidate, the stockholder must provide the information required by our Bylaws. In addition, the stockholder must give timely notice to our Secretary in accordance with our Bylaws, which, in general, require that the notice be received by our Secretary within the time periods described above for stockholder proposals that are not intended to be included in a proxy statement pursuant to Rule 14a-8 under the Exchange Act.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules in connection with our 2026 annual meeting of stockholders, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice to us that sets forth the information required by Rule 14a-19 under the Exchange Act no later than 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made by us.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Our business and affairs are managed under the direction of the Board of Directors. The Board of Directors presently has ten members, six of whom are deemed “independent” under the SEC rules and listing standards of The Nasdaq Stock Market LLC (“Nasdaq”). Vacancies on the Board of Directors may be filled only by persons elected by a majority of the remaining directors.

Director Nominees and Vote Required

Upon the recommendation of the Nominating and Corporate Governance Committee of our Board of Directors, our Board of Directors has nominated each of our ten incumbent directors and the one director nominee listed below (our ten incumbent directors and the one director nominee are collective referred to as the “director nominees”) to stand for election for a one-year term expiring at our 2026 annual meeting of shareholders or until their respective successors have been elected and qualified.

Our directors are elected by a plurality of the votes of the holders of shares of Common Stock present in person, by remote communication, if applicable, or represented by proxy duly authorized at the meeting and entitled to vote generally on the election of directors. Accordingly, the eleven director nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of each of the director nominees named below. If any director nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute director nominee proposed by the Board of Directors. Each person nominated for election has consented to being named as a director nominee in this Proxy Statement and has agreed to serve if elected. We have no reason to believe that any of the director nominees will be unable to serve if elected.

Information Concerning Director Nominees

The following is a brief biography of the director nominees for election at the Annual Meeting, including their respective ages. Each biography includes information regarding the specific experience, qualifications, attributes or skills that led the Nominating and Corporate Governance Committee and the Board of Directors to determine that the applicable director nominee should serve as a member of the Board of Directors.

Name	Position	Age	Independent (Y/N)	Director Since
Thurman J. Rodgers	Executive Chairman, CEO, Incumbent Director	77	N	2022
Antonio R. Alvarez	Incumbent Director	69	N	2022
William J. Anderson	Incumbent Director	49	N	2022
Adam Gishen(1)(3)	Incumbent Director	50	Y	2023
Jamie Haenggi	New Director Nominee	55	Y	N/A
Chris Lundell	Incumbent Director	64	N	2023
Lothar Maier(1)	Incumbent Director	70	Y	2024
J. Daniel McCranie(2)	Incumbent Director	81	Y	2025
Ronald Pasek(1)(3)	Incumbent Director	64	Y	2023
Tidjane Thiam(2)	Incumbent Director	63	Y	2020
Devin Whatley(2)	Incumbent Director	56	Y	2022

____________

(1)      Member of the Audit Committee.

(2)      Member of the Compensation Committee.

(3)      Member of the Nominating and Corporate Governance Committee.

Thurman J. Rodgers.    Thurman J. (T.J.) Rodgers, 77, has served as the Chief Executive Officer of Complete Solaria since April 2024 and as a member of the Complete Solaria Board of Directors since November 2022 and as Executive Chairman since June 2023. Mr. Rodgers founded Cypress Semiconductor in 1982 and served as Cypress’ Chief Executive Officer from 1982 to 2016. Mr. Rodgers currently serves on the boards of other energy-related companies: including Enovix and Enphase Energy Inc. (energy and storage technologies). From 2004 to 2012, he served as a member of Dartmouth’s board of trustees. Mr. Rodgers was a Sloan scholar at Dartmouth, where he graduated in

1970 as the Salutatorian with a double major in Physics and Chemistry. He won the Townsend Prize and the Haseltine Chemistry-Physics Prize as the top physics and chemistry student in his class. Mr. Rodgers holds a master’s degree and a Ph.D. in Electrical Engineering from Stanford University, where he attended on a Hertz fellowship.

Antonio R. Alvarez.    Antonio R. Alvarez, 69, has served as a member of the Complete Solaria Board of Directors since November 2022. Mr. Alvarez served as the President of Complete Solaria since the merger of Complete Solar and Solaria in November 2022 until March 2023. From 2020 to 2022, Mr. Alvarez served as Solaria’s Chief Executive Officer. Prior to 2020, Mr. Alvarez served in various executive roles at Altierre Corporation, Aptina Imaging, Advanced Analogic Technologies, Leadis Technology and Cypress Semiconductor. Currently, Mr. Alvarez serves on the board of directors of NexGen Power Systems and previously served as a board member of SunEdison, SunEdison Semiconductor, ChipMOS Technology, and Validity Sensors. Mr. Alvarez holds a B.S. and an M.S. in Electrical Engineering from the Georgia Institute of Technology.

William J. Anderson.    William J. Anderson, 49, served as the Chief Executive Officer of Complete Solaria from November 2022 to December 2023. From 2010 to 2022, he served as the Chief Executive Officer of Complete Solar. From 2007 to 2009, Mr. Anderson served as CEO of Risk Allocation Systems, Inc., a lending platform connecting automobile dealerships and credit unions in order to offer point of sale automobile loans to car buyers. From 2009 to 2010, Mr. Anderson served as Partner at SVE Partners, a boutique consulting firm serving technology start-ups and venture capital investors. Mr. Anderson holds a B.S. in Managerial Sciences from the Massachusetts Institute of Technology and an M.B.A. from the Stanford University Graduate School of Business.

Adam Gishen.    Adam Gishen, 50, served as FACT’s Chief Executive Officer from February until the Business Combination in July 2023, and served as one of FACT’s initial board observers. From 2015 to 2020, Mr. Gishen served in several senior roles at Credit Suisse Group AG, including Global Head of Investor Relations, Corporate Communications and Marketing and Branding. Prior to 2015, Mr. Gishen was a partner at Ondra Partners, a financial advisory firm and previous to this worked as a Managing Director at Nomura and at Lehman Brothers in the area of equity capital markets. Mr. Gishen graduated from the University of Leeds.

Jamie Haenggi.    Jamie Haenggi, 55, has served as the President of ADT Solar, a division of ADT Security Services, a smart-home security provider, since December 2022. She previously served as the Executive Vice President, COO at ADT Solar, overseeing sales, marketing contract center, field and business operations, HR, IT and administration. Prior to that, Ms. Haenggi was the Executive Vice President, Chief Customer Officer at ADT Security Services from July 2018 to March 2022. She joined ADT in 2016 as Senior Vice President, Chief Sales and Marketing Officer and had previously been with the company from 1998 to 2006 with progressive senior leadership roles in commercial sales and marketing, and domestic and international sales and marketing. From 2010 to 2016, Ms. Haenggi was the Chief Customer Experience Officer at Protection 1, Inc., a home security systems company. Previously, she was at Vonage, Inc. from 2006 to 2010 as the Chief Marketing Officer and Vice President of Customer Experience. Earlier in her career, Ms. Haenggi held various sales and marketing roles at Holmes Protection Group and National Guardian Corporation. Ms. Haenggi earned a bachelor of arts degree in international relations and Japanese from the University of Minnesota and received an honorary doctorate from Taylor University.

Chris Lundell.    Christopher Lundell, 64, has served as a member of the Complete Solaria Board of Directors since November 2023. Mr. Lundell served as the Chief Executive Officer of Complete Solaria from December 2023 to April 2024. Mr. Lundell is the Founder of CMO Grow, a marketing consultancy firm. Prior to that, he was the CMO at Vivint Solar, the President of the Americas at NEXThink, and CMO and COO at Domo. He holds an M.B.A. from Brigham Young University.

Lothar Maier.    Lothar Maier, 70, has served as a member of the Complete Solaria Board of Directors since November 2024. Mr. Maier served as director of FormFactor Inc, from November 2006 to May 2024. Mr. Maier served as the Chief Executive Officer and a member of the Board of Directors of Linear Technology Corporation, a supplier of high performance analog integrated circuits, from January 2005 to March 2017. Prior to that, he served as Linear Technology’s Chief Operating Officer from April 1999 to December 2004. Before joining Linear Technology, Mr. Maier held various management positions at Cypress Semiconductor Corporation, a provider of high-performance, mixed-signal, programmable solutions, from July 1983 to March 1999, including as Senior Vice President and Executive Vice President of Worldwide Operations. Mr. Maier holds a B.S. in chemical engineering from the University of California at Berkeley.

J. Daniel McCranie.    J. Daniel McCranie, 81, has served as a member of the Complete Solaria Board of Directors since January 2025. After his early career in semiconductor sales, Mr. McCranie became the executive vice president of sales & marketing for Harris Corporation, a technology company, and the chief executive officer of SEEQ Technology, a semiconductor company, and Virage Logic Corporation, a semiconductor company. From 1994 to 2001, he joined Cypress Semiconductor Corporation, a semiconductor company, as executive vice president of sales & marketing. He has held 10 board positions in the semiconductor and technology, including having served on the board of Cypress Semiconductor Corporation, from June 2017 to May 2019, ON Semiconductor Corporation, a semiconductor company, from 2001 to 2018, and Enovix Corporation from December 2021 until January 2023. From 2012 to 2017, he served on the board of Mentor Graphics, an electric design automation company. He holds a B.S. in Electrical Engineering from Virginia Polytechnic Institute. We believe that Mr. McCranie is qualified to serve on our Board of Directors based on his public company board experience and his industry expertise.

Ronald Pasek.    Ronald Pasek, 64, has served as a member of the Complete Solaria Board of Directors since February 2023. Since 2015, Mr. Pasek has served as the chairman of the board of directors of Spectra7 Microsystems Inc., a Canadian publicly-traded consumer connectivity company. From 2016 to 2020, Mr. Pasek was Chief Financial Officer of NetApp. From 2009 until its acquisition by Intel in December 2015, Mr. Pasek served as Senior Vice President, Finance and Chief Financial Officer of Altera Corporation, a worldwide provider of programmable logic devices. Mr. Pasek was previously employed by Sun Microsystems, in a variety of roles including Vice President, Corporate Treasurer and Vice President of worldwide field finance, worldwide manufacturing and U.S. field finance. Mr. Pasek holds a B.S. degree from San Jose State University and an M.B.A. degree from Santa Clara University.

Tidjane Thiam.    Tidjane Thiam, 63, served as a member of the FACT Board and as Executive Chairman of FACT since inception until the Business Combination in July 2023. In 2021, Mr. Thiam was appointed Chairman of Rwanda Finance Limited. He also serves as a Director and Chair of the Audit Committee of Kering S.A., the French luxury group. Mr. Thiam is also a Special Envoy on Covid 19 for the African Union. From 2015 to 2020, Mr. Thiam was Chief Executive Officer of Credit Suisse Group AG. From 2014 to 2019, Mr. Thiam was a Director of 21st Century

Fox and served on its Nominating and Corporate Governance Committee. Mr. Thiam previously served at Prudential plc, a global insurance company based on London, as the Group Chief Executive from 2009 to 2015, a Director from 2008 to 2015 and Group Chief Financial Officer from 2008 to 2009. Mr. Thiam holds an M.B.A. from INSEAD and graduated from École Nationale Supérieure des Mines de Paris in 1986 and from École Polytechnique in Paris in 1984.

Devin Whatley.    Devin Whatley, 56, has served as a member of the Complete Solaria Board of Directors since November 2022. Since 2010, Mr. Whatley has served as the Managing Partner at the Ecosystem Integrity Fund. Mr. Whatley serves as a member of the board of directors of several private companies focused on renewable energy. Mr. Whatley was a CFA Charterholder and holds a B.A. in East Asian Studies with a Business Emphasis from the University of California, Los Angeles and an M.B.A. from the Wharton School at the University of Pennsylvania.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NAMED DIRECTOR NOMINEES ABOVE

MANAGEMENT

Our executive officers and their ages as of April 30, 2025 are presented in the table below:

Name	Age	Position
Thurman J. Rodgers	77	Chief Executive Officer and Director
Daniel Foley	48	Chief Financial Officer

Biographical information for Mr. Rodgers is included with the director biographies under the section titled “Director Nominees and Vote Required” above.

Daniel Foley.    Daniel Foley, 48, has served as the Chief Financial Officer of Complete Solaria since June 2024. From June 2021 to December 2023, Mr. Foley served as the Chief Financial Officer for Common Citizen. From April 2021 to June 2021, Mr. Foley served as the Senior Vice President and Treasurer for TerrAscend. From January 2018 to April 2021, Mr. Foley served as the Vice President of Corporate Finance, Treasury & Investor Relations at Curaleaf. Prior to that, Mr. Foley held senior positions in Corporate Finance and Investor Relations for Station Casinos and MGM MIRAGE. Previous experience includes working as an Investment Analyst at Wall Street Associates and as Vice President of Finance at New Cotai Holdings. Foley began his career as a Senior Associate in Gaming, Lodging & Leisure Equity Research at Bear Stearns. Mr. Foley brings over 25 years of capital markets and finance experience to Complete Solaria, as well as a track record of driving strong financial results, instilling financial and operational discipline, and demonstrating inspirational leadership. Mr. Foley holds an M.B.A. from the University of Southern California and a Bachelor of Science in economics from the University of Utah.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Director Independence

As required under Nasdaq listing standards, a majority of the members of a listed company’s Board of Directors must qualify as “independent,” as affirmatively determined by the Board of Directors. In addition, Nasdaq listing standards require that, subject to specified exceptions, each member of a listed company’s Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee be “independent.”

The Board of Directors consults with our counsel to ensure that the Board of Directors’ determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

The Board of Directors has reviewed the independence of each director nominee. Based on information provided by each director concerning her or his background, employment and affiliations, the Board of Directors affirmatively determined that none of our incumbent directors — other than Thurman J. Rodgers, Antonio Alvarez, William Anderson, and Chris Lundell — has any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of Messrs. Gishen, Maier, Pasek, McCranie, Thiam and Whatley, representing a majority of Complete Solaria’s incumbent directors, is “independent” as that term is defined under the Nasdaq listing standards. The Board of Directors also has reviewed the independence of Ms. Haenggi and determined that she does not have any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director of Complete Solaria, and that Ms. Haenggi is “independent” as that term is defined under the Nasdaq listing standards.

In making these determinations, the Board of Directors considered the current and prior relationships that each non-employee director nominee has with Complete Solaria and all other facts and circumstances the Board of Directors deems relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director and the transactions described in the section titled “Certain Relationships and Related Party Transactions.”

There are no family relationships among any of our directors or executive officers.

Role of the Board of Directors in Risk Oversight

One of the key functions of the Board of Directors is the informed oversight of Complete Solaria’s risk management process. The Board of Directors does not anticipate having a standing risk management committee, but rather anticipates administering this oversight function directly through the Board of Directors as a whole, as well as through various standing committees of the Board of Directors that address risks inherent in their respective areas of oversight. In particular, the Board of Directors is responsible for monitoring and assessing strategic risk exposure, and Complete Solaria’s Audit Committee is responsible for considering and discussing Complete Solaria’s major financial risk exposures and the steps its management will take to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee monitors compliance with legal and regulatory requirements. The Compensation Committee assesses and monitors whether Complete Solaria’s compensation plans, policies and programs comply with applicable legal and regulatory requirements.

Our Board of Directors also addresses our cybersecurity risk management as part of its general oversight function. Our Audit Committee is responsible for overseeing our cybersecurity risk management processes, including oversight of mitigation of risks from cybersecurity threats.

Our Vice President of Information Technology is responsible for hiring appropriate personnel, helping to integrate cybersecurity risk considerations into the Company’s overall risk management strategy, and communicating key priorities to relevant personnel. Our Chief Financial Officer is responsible for approving budgets, helping prepare for cybersecurity incidents, approving cybersecurity processes, and reviewing security assessments and other security-related reports.

Our cybersecurity incident response policy is being designed to escalate certain cybersecurity incidents to members of management depending on the circumstances. Our Chief Executive Officer and Chief Information officer work to help the Company mitigate and remediate cybersecurity incidents of which they are notified. In addition, the Company’s incident response policy will include reporting to the audit committee of the board of directors for certain cybersecurity incidents.

Board Committees

Our Board of Directors has formed an Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. The Board of Directors may from time to time establish other committees.

Our Chief Executive Officer, Chief Financial Officer and other executive officers regularly report to the non-executive directors and each standing committee to ensure effective and efficient oversight of its activities and to assist in proper risk management and the ongoing evaluation of management controls.

Audit Committee

The Audit Committee consists of Ronald Pasek, who serves as the chairperson, Adam Gishen and Lothar Maier. Each member of the Audit Committee qualifies as an independent director under the Nasdaq corporate governance standards and the independence requirements of Rule 10A-3 under the Exchange Act. Our Board of Directors has determined that Ronald Pasek qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K and possesses the requisite financial expertise required under the applicable requirements of Nasdaq. As discussed above, our Board of Directors has also determined that Ronald Pasek is an independent director.

The responsibilities of the Audit Committee include, among other things:

•        helping the Board of Directors oversee corporate accounting and financial reporting processes;

•        managing the selection, engagement and qualifications of a qualified firm to serve as the independent registered public accounting firm to audit Complete Solaria’s financial statements;

•        helping to ensure the independence and performance of the independent registered public accounting firm;

•        discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, Complete Solaria’s interim and year-end operating results;

•        developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•        reviewing policies on financial risk assessment and financial risk management;

•        reviewing related party transactions;

•        obtaining and reviewing a report by the independent registered public accounting firm at least annually, that describes Complete Solaria’s internal quality-control procedures, any material issues with such procedures, and any steps taken to deal with such issues when required by applicable law; and

•        approving (or, as permitted, pre-approving) all audit and all permissible non-audit service to be performed by the independent registered public accounting firm.

The Board of Directors adopted a written charter of the Audit Committee which is available on Complete Solaria’s website.

Compensation Committee

The Compensation Committee consists of Daniel McCranie, who serves as the chairperson, Devin Whatley and Tidjane Thiam. The Board of Directors has determined that each current member of the Compensation Committee is independent. The Board of Directors has also determined that each current committee member and a former member of the Compensation Committee — Antonio R. Alvarez — is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. Mr. Alvarez resigned from the Compensation Committee during April 2025. While Mr. Alvarez is not an independent director, Section 5605(d)(2)(B) of the Nasdaq listing standards nonetheless permitted the appointment of a non-independent director to the compensation committee if the board of directors, under exceptional and limited circumstances, determines that the non-independent director’s membership is required by the best interests of the Company and its stockholders. Based on Mr. Alvarez’s extensive experience with Complete

Solaria and familiarity with the industry, the Board of Directors previously concluded that Mr. Alvarez’s appointment to, and membership on, the Compensation Committee prior to Mr. Alvarez’s resignation from the Compensation Committee was in the best interests of Complete Solaria and its stockholders. Further, a majority of the members of the Compensation Committee are independent directors.

The responsibilities of the Compensation Committee are:

•        reviewing and approving, or recommending that the Board of Directors approve, the compensation of Complete Solaria’s executive officers and senior management;

•        reviewing and recommending to the Board of Directors the compensation of Complete Solaria’s directors;

•        reviewing and approving, or recommending that the Board of Directors approve, the terms of compensatory arrangements with Complete Solaria’s executive;

•        administering Complete Solaria’s stock and equity incentive plans;

•        selecting independent compensation consultants and assessing whether there are any conflicts of interest with any of the committee’s compensation advisors;

•        reviewing, approving, amending and terminating, or recommending that the Board of Directors approve, amend or terminate, incentive compensation and equity plans, severance agreements, change-of-control protections and any other compensatory arrangements for Complete Solaria’s executive officers and other senior management, as appropriate;

•        reviewing and establishing general policies relating to compensation and benefits of Complete Solaria’s employees; and

•        reviewing Complete Solaria’s overall compensation.

The Board of Directors adopted a written charter for the Compensation Committee which is available on Complete Solaria’s website.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of Ronald Pasek, who serves as the chairperson, and Adam Gishen.

The responsibilities of the Nominating and Corporate Governance Committee are:

•        identifying, evaluating and selecting, or recommending that the Board of Directors approve, nominees for election to the Board of Directors;

•        evaluating the performance of the Board of Directors and of individual directors;

•        evaluating the adequacy of Complete Solaria’s corporate governance practices and reporting;

•        reviewing management succession plans; and

•        developing and making recommendations to the Board of Directors regarding corporate governance guidelines and matters.

The Board of Directors adopted a written charter of the Nominating and Corporate Governance Committee which is available on Complete Solaria’s website.

The Nominating and Corporate Governance Committee evaluates all candidates for director thoroughly, whether they are recommended by the management team, stockholders or third parties, in accordance with the needs of the Board of Directors and the qualifications of the candidate.

Code of Ethical Business Conduct

Complete Solaria has adopted a code of ethical business conduct that applies to all of its directors, officers and employees, including its principal executive officer, principal financial officer and principal accounting officer, and is available on Complete Solaria’s website. Complete Solaria’s code of business conduct is a “code of ethics,” as defined in Item 406(b) of Regulation S-K.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee was at any time during 2024, or at any other time, one of Complete Solaria’s officers or employees, except Mr. Alvarez who served as Complete Solaria’s president until March 2023. None of Complete Solaria’s executive officers has served as a director or member of a compensation committee (or other committee serving an equivalent function) of any entity, one of whose executive officers served as a director of our Board of Directors or member of the Compensation Committee.

Board of Directors Leadership Structure

The positions of Chairman of the Board of Directors and Chief Executive Officer are not presently separated, with Mr. Rodgers serving as the Chairman of the Board of Directors and as Chief Executive Officer. Our Bylaws and Corporate Governance Guidelines, which do not require that our Chairman of the Board of Directors and Chief Executive Officer positions be separate, allow our Board of Directors to determine the leadership structure that is appropriate for us at any given point in time, taking into account the dynamic demands of our business and other factors.

Our Board of Directors oversees the risk management activities designed and implemented by our management. Our Board of Directors executes its oversight responsibility both directly and through its committees. Our Board of Directors also considers specific risk topics, including risks associated with our strategic initiatives, business plans and capital structure. Our management, including our executive officers, is primarily responsible for managing the risks associated with the operation and business of the Company. Our Chief Executive Officer and other executive officers will regularly report to the non-executive directors and the Audit, Compensation and Nominating and Corporate Governance Committees to ensure effective and efficient oversight of our activities and to assist in proper risk management and the ongoing evaluation of management controls. The committees of our Board of Directors also consider risk as they perform their respective committee responsibilities and report to the Board of Directors as appropriate, including when a matter rises to the level of a material or enterprise risk. We believe that the leadership structure of our Board of Directors provides appropriate risk oversight of our activities.

Meetings of The Board of Directors and Its Committees

The Board of Directors met eleven times during the fiscal year ended December 29, 2024. The Audit Committee met five times during the fiscal year ended December 29, 2024. The Compensation Committee met once during the fiscal year ended December 29, 2024. The Nominating and Corporate Governance Committee did not meet during the fiscal year ended December 29, 2024. Each director attended 75% or more of the aggregate number of meetings of the Board of Directors and of the committees on which he or she served, held during the portion of the fiscal year ended December 29, 2024 for which he or she was a director or committee member.

We encourage our directors and nominees for director to attend our annual meeting of stockholders.

Corporate Governance Guidelines

The Board of Directors has adopted Corporate Governance Guidelines to assure that the Board of Directors will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The guidelines are also intended to align the interests of directors and management with those of our stockholders. The Corporate Governance Guidelines set forth the practices the Board of Directors intends to follow with respect to, among other things, board composition and selection including diversity, board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning, and board committees and compensation. The Corporate Governance Guidelines are available in the investors section of our website at https://investors.completesolaria.com/corporate-governance/governance-overview. Please note that Complete Solaria’s Internet website address is provided as an inactive textual reference only. Complete Solaria will make any legally required disclosures regarding amendments to, or waivers of, provisions of its code of ethics on its internet website.

Insider Trading Policy

We have adopted an insider trading policy that applies to all of our directors and to certain of our employees and consultants. This policy prohibits engaging in short sales, transactions in put or call options, hedging transactions, or other inherently speculative transactions with respect to our securities or derivative securities at any time. We believe our insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, as well as applicable Nasdaq listing standards. A copy of our insider trading policy is included as Exhibit 19.1 to our Annual Report on Form 10-K filed with the SEC on April 30, 2025.

Stockholder Communications with the Board of Directors

Our stockholders wishing to communicate with the Board of Directors or an individual director may send a written communication to the Board of Directors or such director addressed to c/o Complete Solaria, Inc., 45700 Northport Loop East, Fremont, California 94538, Attn: Secretary. The Secretary will review each communication. The Secretary will forward such communication to the Board of Directors or to any individual director to whom the communication is addressed unless the communication contains advertisements or solicitations or is unduly hostile, threatening or similarly inappropriate, in which case the Secretary will discard the communication or inform the proper authorities, as may be appropriate.

Delinquent Section 16(a) Reports

Based solely on our review of such forms furnished to the Company and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were timely made during fiscal 2024, with the exception of the following late Form 4s: (1) Mr. Rodgers was late filing Form 4s relating to the issuance of the First SAFE (as defined below), the issuance of the Second SAFE (as defined below), the amendment of the First SAFE and Second SAFE and related issuance of the Amendment Shares (as defined below), the issuance of the Rodgers Group SAFE, and the sale and issuance of the July 2024 Notes (as defined below); (2) Tidjane Thiam was late filing a Form 4 relating to the sale of shares by him on December 17, 2025; (3) William Anderson was late filing Forms 4 in connection with the exercise of the restricted stock unit originally issued to him on August 30, 2024 and with respect to stock option awards granted to him on February 1, 2024 and April 10, 2024; (4) Chris Lundell was late filing a Form 4 in connection with the issuance of a stock option award granted on April 29, 2024; and (5) Daniel Foley was late filing a Form 4 in connection with the issuance of a stock option award granted on June 11, 2024.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Recent Changes in Accounting Firm

On August 1, 2024, we notified Deloitte & Touche LLP (“Deloitte”) of its dismissal, effective as of the same day, as our independent registered public accounting firm. Deloitte served as our independent registered public accounting firm since the Closing of the Business Combination. The decision to change our independent public accounting firm was approved by our Audit Committee.

During the year ended December 31, 2023 and the subsequent interim period through July 31, 2024, there were no: (1) disagreements with Deloitte within the meaning of Item 304(a)(1)(iv) of Regulation S-K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Deloitte’s satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events under Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto, except with respect to the material weaknesses as described below.

As disclosed in our Annual Report on Form 10-K, including Item 9A thereof, for the fiscal year ended December 31, 2024, we determined that material weaknesses in our internal control over financial reporting existed because (a) we did not have sufficient full-time accounting personnel, (i) to enable appropriate reviews over the financial close and reporting process, (ii) to allow for appropriate segregation of duties, and (iii) with the requisite experience and technical accounting knowledge to identify, review and resolve complex accounting issues under generally accepted accounting principles in the U.S., and (b) with respect to inventory controls related to the completeness, existence, and cut-off of the inventories held at third parties, and controls related to the calculation of adjustments to inventory for items considered excessive and obsolete. Additionally, we did not adequately design and/or implement controls related to conducting a formal risk assessment process.

The audit report of Deloitte on our consolidated financial statements as of and for the year ended December 31, 2023 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that there was an explanatory paragraph describing conditions that raised substantial doubt about our ability to continue as a going concern in Deloitte’s audit opinion dated April 1, 2024.

We provided Deloitte with a copy of the auditor change disclosures prior to filing them with the Securities and Exchange Commission in our Current Report on Form 8-K on August 1, 2024 (the “Form 8-K”) and requested that Deloitte furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the statements made in the Form 8-K, as specified by Item 304(a)(3) of Regulation S-K. A copy of Deloitte’s letter dated August 1, 2024 was filed as Exhibit 16.1 to the Form 8-K.

On August 1, 2024, following the dismissal of Deloitte, our Audit Committee, after a competitive process to review the appointment of the Company’s independent registered public accounting firm, approved the engagement of BDO USA, P.C. (“BDO”) as the Company’s independent registered public accounting firm.

During our fiscal year ended December 31, 2023 and through July 31, 2024, neither the Company, nor anyone on its behalf, consulted BDO regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) or “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Principal Accountant Fees and Services

The following table sets forth the aggregate fees billed for professional audit services and other services rendered by BDO for fiscal year 2024. All of the services described in the following fee table were approved by the Audit Committee.

	Year Ended December 29, 2024	Year Ended December 31, 2023
	(in thousands)
Audit Fees(1)	$2,601	$—
Audit-Related Fees(2)	4,621	—
Tax Fees(3)	—	—
All Other Fees	—	—
Total Fees	$7,222	$—

The following table sets forth the aggregate fees billed for professional audit services and other services rendered by Deloitte for fiscal years 2024 and 2023. All of the services described in the following fee table were approved by the Audit Committee.

	Year Ended December 29, 2024	Year Ended December 31, 2023
	(in thousands)
Audit Fees(1)	$—	$1,440
Audit-Related Fees(2)	142	400
Tax Fees(3)	—	147
All Other Fees	200	—
Total Fees	$342	$1,987

____________

(1)      Audit Fees — This category includes the audit of our annual financial statements, the audit of our internal control over financial reporting, the review of our financial statements included in our Quarterly Reports on Form 10-Q, and services that are normally provided by the independent registered public accounting firm in connection with statutory audit and regulatory filings for those fiscal years. This category also includes advice on accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

(2)      Audit-Related Fees — This category generally consists of assurance and related services, such as due diligence related to acquisition, business combination and finance offering.

(3)      Tax Fees — This category consists of services for tax compliance, tax advice, and tax planning.

Pre-Approval Policies and Procedures

Our Audit Committee has procedures in place for the pre-approval of all audit services, audit-related services, tax services, and other services rendered by our independent registered public accounting firm. Our Audit Committee generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of our Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting. The Audit Committee has determined that the rendering of services other than audit services by our independent registered public accounting firm is compatible with maintaining the principal accountant’s independence.

PROPOSAL NO. 2 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed BDO as our independent registered public accounting firm for the 2025 fiscal year. After consideration of BDO’s qualifications and past performance, the Audit Committee has selected, and the Board of Directors ratified the selection of BDO as our independent registered public accounting firm for the fiscal year ending December 28, 2025. The Board of Directors has directed that management submit the selection of, BDO for ratification by our stockholders at the Annual Meeting. Representatives of BDO are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our Bylaws nor other governing documents or law requires stockholder ratification of the selection of BDO as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of BDO to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain BDO. Even if the selection is ratified, the Audit Committee or the Board of Directors, in their discretion, may direct the appointment of different independent auditors at any time during our fiscal year if they determine that such a change would be in the best interests of Complete Solaria and our stockholders.

Vote Required

The affirmative vote of the holders of a majority of the shares present by virtual attendance or represented by proxy and entitled to vote on the matter at the Annual Meeting will be required to ratify the selection of BDO.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APOINTMENT OF BDO USA, P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 28, 2025.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee is a committee of the Board of Directors comprised solely of independent directors as required by the listing standards of the Nasdaq Stock Market LLC and the rules and regulations of the SEC. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees.

With respect to Complete Solaria’s financial reporting process, its management is responsible for establishing and maintaining internal controls and preparing its financial statements. Complete Solaria’s independent registered public accounting firm is responsible for performing an independent audit of Complete Solaria’s financial statements. It is the responsibility of the Audit Committee to oversee these activities. It is not the responsibility of the Audit Committee to prepare financial statements. These are the fundamental responsibilities of management.

In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 29, 2024 with management and BDO USA, P.C. (“BDO”). The Audit Committee has discussed with BDO the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the U.S. Securities and Exchange Commission (the “SEC”). The Audit Committee has also received the written disclosures and the letter from BDO required by the applicable requirements of the PCAOB regarding BDO’s communications with the Audit Committee concerning independence and has discussed with BDO its independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in Complete Solaria’s Annual Report on Form 10-K for the fiscal year ended December 29, 2024 for filing with the SEC.

Respectfully submitted by the members of the Audit Committee of the Board of Directors:

Ronald Pasek (Chairperson)
Adam Gishen
Lothar Maier

This report of the Audit Committee will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act of 1933 or the Securities Exchange Act of 1934.

PROPOSAL NO. 3 — APPROVAL OF AN amendment to THE 2023 PLAN TO RESERVE AN ADDITIONAL 21,555,584 SHARES OF COMMON STOCK FOR ISSUANCE UNDER THE 2023 PLAN

Background and Initial 2023 Plan Share Reserve

Our 2023 Plan was first adopted by our Board of Directors in July 2023. The 2023 Plan became effective immediately upon the Closing of the Business Combination. The 2023 Plan was previously approved by our stockholders at an extraordinary general meeting of the shareholders of FACT held on July 11, 2023. The 2023 Plan and the shares of Common Stock initially reserved for issuance under the 2023 Plan were based on (among other factors) the size of our business, our employee headcount, and our growth expectations as of the Closing of the Business Combination. We had not anticipated the rate of our business expansion (including increased headcount) at the time the 2023 Plan was originally adopted.

Key Equity Compensation Principles and Objectives

Our Compensation Committee and our Board of Directors believe that equity-based compensation is a core element of our compensation programs for the following key reasons.

•        Alignment of Interests:    We believe our equity-based compensation programs align our employees’ interests with the interests of our stockholders and that these programs are essential to creating a culture of ownership among our employees.

•        Broadly-Distributed Equity Incentives:    Our Compensation Committee and our Board of Directors also believe that it is important to achieve the benefits of an ownership culture throughout Complete Solaria, and we grant equity-based compensation broadly to all levels of our employees.

•        Cash Conservation:    We are focused on making the Company profitable and generating positive cash flows. Our use of cash is also focused on investments that expand our revenue, in addition to funding the ongoing operations of our expanding business activities. By employing a broad-based equity compensation program, we believe we are able to attract and retain top talent, while also conserving the cash that would otherwise be needed to fund the cash-based employee compensation and incentives that we believe would be required for us to attract and retain our employees.

We have experienced significant growth in the size of our business, including employee headcount, since the Closing of the Business Combination when the 2023 Plan was adopted. As further discussed below under “— Reasons for and Importance of Plan Amendment,” we estimate that the 2023 Plan does not have enough shares of Common Stock reserved to allow us to achieve our objectives.

Plan Amendment

To accomplish the key objectives of our equity-based compensation programs, on April 25, 2025, our Board of Directors adopted resolutions approving, subject to approval by our stockholders, an amendment to the 2023 Plan to increase the number of shares of Common Stock available for grant under the 2023 Plan by reserving an additional 21,555,584 shares of Common Stock for issuance under the 2023 Plan (the “Plan Amendment”). The 2023 Plan as amended by the Plan Amendment is referred to below as the “Amended Plan.” The Plan Amendment is attached as Appendix A to this Proxy Statement, and the Amended Plan is attached as Appendix B to this Proxy Statement.

Except for the proposed increase in the number of shares of our Common Stock that may be issued pursuant to awards granted under the 2023 Plan and related conforming changes to Section 2(a) and Section 2(b) of the 2023 Plan, the Plan Amendment does not change any other term or provision of the 2023 Plan as in effect prior to the Plan Amendment.

Reasons for and Importance of the Plan Amendment

Expansion of our Business and Employee Headcount

Since the Closing of the Business Combination, we experienced a significant expansion in our business and employee headcount. In particular, on August 5, 2024, we entered into an Asset Purchase Agreement (the “APA”) with SunPower Corporation and its direct and indirect subsidiaries (collectively, “SunPower”) providing for the sale and purchase by us of certain assets relating to SunPower’s Blue Raven Solar business and certain assets relating to the new homes and non-installing dealer network businesses previously operated by SunPower (the “SunPower Businesses” and the transactions under the APA, the “SunPower Acquisition”). We completed the SunPower Acquisition effective September 30, 2024, and the SunPower Acquisition had the following impacts on our business.

•        Significant Headcount Growth:    Our employee base grew significantly during 2024. Prior to the SunPower Acquisition, we had approximately 65 employees. As a result of the SunPower Acquisition, we now have more than 1,000 employees and contractors eligible to participate in the 2023 Plan.

•        Positive Business and Financial Impacts:    The SunPower Acquisition and our organic growth positively impacted our financial performance during Q4 2024 and during the first part of 2025.

•        Quarter-over-Quarter Improvements from Q3 2024 through Q4 2024:    For example, on a stand-alone basis and without the impact of the SunPower Acquisition, Complete Solaria had quarterly revenues of $5.5 million as of September 29, 2024 and revenues of $20 million for the thirty-nine weeks ended September 29, 2024. As a result of the acquisition, on a consolidated basis including the acquired SunPower Businesses, our audited fourth quarter 2024 revenues were approximately $88.6 million.

•        Improved FY 2024 vs. FY 2023 Results:    The SunPower Acquisition also positively impacted our 2024 performance relative to 2023, even though the impact of the SunPower Acquisition is only included in our fourth quarter 2024 results. As reported in our Annual Report on Form 10-K for the 2024 fiscal year, we had revenues of approximately $108.7 million for FY 2024, as compared to revenues of approximately $87.6 million for FY 2023. While our total operating expenses increased as a result of the SunPower Acquisition during 2024, our net loss from continuing operations declined from a net loss in FY 2023 of approximately $96.2 million to a net loss from continuing operations of approximately $54.4 million for FY 2024.

A Significant Portion of the Plan Pool Increase Allocated to the Transitioned SunPower Employees Who Produced Improved Financial Results

Given our core equity compensation principles and objectives discussed above, we believe an essential element of the SunPower Acquisition is the ability for Complete Solaria to provide equity-based compensation broadly among the former SunPower employees who are now part of Complete Solaria. Of the shares of Common Stock to be added to the 2023 Plan through the Plan Amendment, approximately 11.6 million shares included in the increase are intended to be allocated to awards to be made, subject to further approval by our Board of Directors, to the SunPower employees who transitioned to Complete Solaria and for awards to be made to other new employees hired between September 2024 and March 31, 2025, in recognition of what they have achieved for our expanded business and our current and expected financial results.

Conservation of Cash to Achieve Business Objectives and Competition For Talent Through Equity-Based Awards

Our Board of Directors also considered the following business objectives and employee compensation and retention considerations when it authorized the Plan Amendment.

•        Equity-Based Compensation Conserves Cash:    As noted above and in our other public statements and public reports, we are focused on making Complete Solaria a profitable and cash flow positive business. To accomplish these objectives and to continue to drive sales growth and profitability, we need to carefully conserve cash and use our cash for investments and other activities that we believe will accomplish these objectives. In addition to aligning the interests of our stockholders and our employees and creating a culture of ownership among our employees, we use equity-based compensation (instead of cash-based incentives) to conserve our cash.

•        Equity-Based Compensation Needed to Attract Talent:    The competition for talented employees in our industry is intense, and we do not believe that we have the cash resources to create cash-based incentive programs sufficient enough to attract the employees and talent levels required to drive the growth of our business. Accordingly, we believe that our use of equity-based compensation is an essential component of our compensation programs and that equity awards are central to our employment value proposition and are needed for us to retain existing talent (including the employees we hired from SunPower) and to compete for top talent going forward.

Accordingly, we believe the dilution caused by the increase in the number of shares of Common Stock available for issuance under the 2023 Plan resulting from the Plan Amendment is reasonable given our financial objectives, as well as the need to compete for talent in a highly-competitive market for that talent.

Dilution Analysis

Our Board of Directors evaluated the dilution potentially caused by the Plan Amendment in connection with its approval of the Plan Amendment. Our Board of Directors believes the potential dilutive impact of the increase in the number of shares of Common Stock proposed to be added under the 2023 Plan is reasonable in light of the objectives and other considerations summarized above.

The table below shows the potential dilution resulting from the Plan Amendment based on the number of shares of our Common Stock outstanding as of March 31, 2025 and our fully-diluted capitalization as of April 25, 2025, the additional shares of Common Stock requested under the Plan Amendment, and the total equity awards outstanding under the 2023 Plan as of April 25, 2025. We believe it is appropriate to measure dilution relative to our fully-diluted capitalization given the number of shares of Common Stock potentially issuable under our public and private warrants, the July 2024 Notes and the September 2024 Notes, the outstanding forward purchase agreements and other outstanding convertible securities.

We believe that the number of shares of Common Stock proposed to be added to the 2023 Plan by the Plan Amendment represents a reasonable amount of potential equity dilution and will allow us to continue granting equity awards, while also pursuing our objectives to (a) create a culture of ownership among our employee base, (b) align the interests of our employees and stockholders, (c) attract and retain top talent, and (d) reduce the amount of cash used in our compensation programs in order to build the amount of cash we have available to operate and grow our business.

Shares available under 2023 Plan Prior to Plan Amendment:
Total 2023 Plan shares as of December 31, 2024	8,965,278
Minus: Total awards outstanding as of April 25, 2025	7,168,745
Available shares as of April 25, 2025 (prior to Plan Amendment and after the January 1, 2025 evergreen increase)	3,978,289
Additional shares requested for the 2023 Plan under Plan Amendment:	21,555,584

Total potential 2023 Plan overhang:(1)	32,702,618

Fully-diluted shares, including additional shares requested under Plan Amendment:(2)	215,660,289
Potential fully-diluted overhang assuming Plan Amendment:	15.16%

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(1)      Total potential 2023 Plan overhang calculated as the sum of the total shares of Common Stock that remain available for issuance under the 2023 Plan as of April 25, 2025, including the addition of the evergreen shares on January 1, 2025 but prior to the Plan Amendment, plus the total number of shares of Common Stock issuable under awards made under the 2023 Plan and outstanding as of April 25, 2025, plus the 21,555,584 additional shares of Common Stock to be added to the 2023 Plan by the Plan Amendment.

(2)      Fully-diluted shares calculated as the sum of: (a) 65,781,061 shares of Common Stock outstanding as of the Record Date, (b) 16,638,888 shares of Common Stock issuable to T.J. Rodgers as of April 25, 2025 relating to the First SAFE and Second SAFE (see below under “CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS — Simple Agreements for Future Equity”), (c) 21,874,907 shares of Common Stock issuable upon exercise of our public and private warrants, (d) 64,807,857 shares of Common Stock issuable upon exercise of our July 2024 Notes and our September 2024 Notes (each as defined below), (e) 5,618,488 shares of Common Stock issuable under forward purchase agreements, (f) 3,265,128 shares of Common Stock issuable under awards outstanding under our equity incentive plans other than the 2023 Plan as of April 30, 2025, (g) an additional 4,971,342 shares of Common Stock subject to warrants issuable to a service provider, (h) 7,168,745 shares of common stock issuable under awards outstanding under our 2023 Plan as of April 30, 2025, (i) 3,978,289 shares of Common Stock available for future issuance under the 2023 Plan (including the evergreen shares added to the 2023 Plan in January 2025) prior to the Plan Amendment, and (j) the 21,555,584 shares of Common Stock proposed to be added to the 2023 Plan by the Plan Amendment. Fully-diluted shares does not include any further increase in the shares of Common Stock available for issuance under the 2023 Plan as a result of future evergreen increases implemented on or after January 1, 2026.

Description of the Amended Plan

A summary description of the material features of the Amended Plan is set forth below. The following summary does not purport to be a complete description of all the provisions of the Amended Plan and is qualified by reference to the Plan Amendment and the Amended Plan attached hereto as Appendix A and Appendix B, respectively. Stockholders should refer to the Amended Plan for more complete and detailed information about the terms and conditions of the Amended Plan.

Eligibility.    Any individual who is an employee of Complete Solaria or any of its affiliates, or any person who provides services to Complete Solaria or its affiliates, including consultants and members of the Board of Directors, is eligible to receive awards under the Amended Plan at the discretion of the plan administrator.

Awards.    The Amended Plan provides for the grant of incentive stock options (“ISOs”), within the meaning of Section 422 of the Code to employees, including employees of any parent or subsidiary, and for the grant of nonstatutory stock options (“NSOs”), stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards and other forms of awards to employees, directors and consultants, including employees and consultants of Complete Solaria’s affiliates.

Authorized Shares.    After giving effect to the Plan Amendment, the Company may issue awards under the 2023 Plan with respect to a up to 32,702,618 total shares of Common Stock (which also includes the evergreen increase as of January 1, 2025) under the 2023 Plan. Additionally, the number of shares of Common Stock reserved for issuance under the Amended Plan will automatically increase on January 1 of each year, with the next increase on January 1, 2026 and ending on January 1, 2033, in an amount equal to the lesser of (1) 4% of the total number of shares of Common Stock outstanding on December 31 of the preceding year, or (2) a lesser number of shares of Common Stock determined by the Board of Directors prior to the date of the increase. The maximum number of shares of Common Stock that may be issued on the exercise of ISOs under the Amended Plan is 32,702,618 shares.

The unused shares subject to stock awards granted under the Amended Plan that expire, lapse or are terminated, settled in cash, withheld to satisfy the exercise or purchase price or to satisfy a tax withholding obligation with respect to an award, surrendered, repurchased, canceled without having been fully exercised, or forfeited, in any case, in a manner that results in Complete Solaria not issuing any shares covered by the stock award, will, as applicable, become or again be available for stock award grants under the Amended Plan.

Non-Employee Director Compensation Limit.    The aggregate value of all compensation granted or paid to any non-employee director with respect to any calendar year, including awards granted and cash fees paid to such non-employee director, will not exceed (1) $1,000,000 in total value or (2) if such non-employee director is first appointed or elected to the Board of Directors during such calendar year, $1,500,000 in total value, in each case, calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes.

Plan Administration.    The Board of Directors, or a duly authorized committee thereof, will administer the Amended Plan and is referred to as the “plan administrator” herein. The Board of Directors may also delegate to one or more of the Company’s officers the authority to (1) designate employees (other than officers) to receive specified stock awards and (2) determine the number of shares subject to such stock awards. Under the Amended Plan, the Board of Directors has the authority to determine award recipients, grant dates, the numbers and types of stock awards to be granted, the applicable fair market value, and the provisions of each stock award, including the period of exercisability and the vesting schedule applicable to a stock award.

Stock Options.    ISOs and NSOs are granted under stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for stock options, within the terms and conditions of the Amended Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of a share of Common Stock on the date of grant. Options granted under the Amended Plan vest at the rate specified in the stock option agreement as determined by the plan administrator.

The plan administrator determines the term of stock options granted under the Amended Plan, up to a maximum of 10 years. Unless the terms of an optionholder’s stock option agreement provide otherwise or as otherwise provided by the plan administrator, if an optionholder’s service relationship with Complete Solaria or any of Complete Solaria’s affiliates ceases for any reason other than disability, death, or cause, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. This period may be extended in the event that exercise of the option is prohibited by applicable securities laws. Unless the terms of an optionholder’s stock option agreement provide otherwise or as otherwise provided by the plan administrator, if an optionholder’s service relationship with Complete Solaria or any of Complete Solaria’s affiliates ceases due to death or disability, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 18 months following the date of death, or 12 months following the date of disability. In the event of a termination for cause, options generally terminate upon the termination date. In no event may an option be exercised beyond the expiration of its term.

Acceptable consideration for the purchase of Common Stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (1) cash, check, bank draft or money order, (2) a broker-assisted cashless exercise, (3) the tender of shares of Common Stock previously owned by the optionholder, (4) a net exercise of the option if it is an NSO or (5) other legal consideration approved by the plan administrator.

Unless the plan administrator provides otherwise, options and stock appreciation rights generally are not transferable except by will or the laws of descent and distribution. Subject to approval of the plan administrator or a duly authorized officer, an option may be transferred pursuant to a domestic relations order.

Tax Limitations on ISOs.    The aggregate fair market value, determined at the time of grant, of Common Stock with respect to ISOs that are exercisable for the first time by an award holder during any calendar year under all of Complete Solaria’s stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of Complete Solaria’s total combined voting power or that of any of Complete Solaria’s parent or subsidiary corporations unless (1) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (2) the term of the ISO does not exceed five years from the date of grant.

Restricted Stock Unit Awards.    Restricted stock unit awards are granted under restricted stock unit award agreements adopted by the plan administrator. Restricted stock unit awards will generally be granted in consideration for a participant’s services, but may be granted in consideration for any form of legal consideration that may be acceptable to the plan administrator and permissible under applicable law. A restricted stock unit award may be settled by cash, delivery of shares of Common Stock, a combination of cash and shares of Common Stock as determined by the plan administrator, or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Except as otherwise provided in the applicable award agreement or by the plan administrator, restricted stock unit awards that have not vested will be forfeited once the participant’s continuous service ends for any reason.

Restricted Stock Awards.    Restricted stock awards are granted under restricted stock award agreements adopted by the plan administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, services to us, or any other form of legal consideration that may be acceptable to the plan administrator and permissible under applicable law. The plan administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. If a participant’s service relationship with Complete Solaria ends for any reason, Complete Solaria may receive any or all of the shares of Common Stock held by the participant that have not vested as of the date the participant terminates service with Complete Solaria through a forfeiture condition or a repurchase right.

Stock Appreciation Rights.    Stock appreciation rights are granted under stock appreciation right agreements adopted by the plan administrator. The plan administrator determines the strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of Common Stock on the date of grant. A stock appreciation right granted under the Amended Plan vests at the rate specified in the stock appreciation right agreement as determined by the plan administrator. Stock appreciation rights may be settled in cash or shares of Common Stock or in any other form of payment, as determined by the plan administrator and specified in the stock appreciation right agreement.

The plan administrator determines the term of stock appreciation rights granted under the Amended Plan, up to a maximum of 10 years. Unless the terms of a participant’s stock appreciation rights agreement provide otherwise or as otherwise provided by the plan administrator, if a participant’s service relationship with Complete Solaria or any of its affiliates ceases for any reason other than cause, disability, or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. This period may be further extended in the event that exercise of the stock appreciation right following such a termination of service is prohibited by applicable securities laws. Unless the terms of a participant’s stock appreciation rights agreement provide otherwise or as otherwise provided by the plan administrator, if a participant’s service relationship with Complete Solaria or any of its affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, stock appreciation rights generally terminate immediately upon the occurrence of the event giving rise to the termination of the individual for cause. In no event may a stock appreciation right be exercised beyond the expiration of its term.

Performance Awards.    The Amended Plan permits the grant of performance awards that may be settled in stock, cash or other property. Performance awards may be structured so that the stock or cash will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period. Performance awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, Common Stock.

Other Stock Awards.    The plan administrator may grant other awards based in whole or in part by reference to Common Stock. The plan administrator will set the number of shares under the stock award (or cash equivalent) and all other terms and conditions of such awards.

Changes to Capital Structure.    In the event there is a specified type of change in the capital structure of Complete Solaria, such as a stock split, reverse stock split, or recapitalization, appropriate adjustments will be made to (1) the class and maximum number of shares subject to the Amended Plan, (2) the class(es) and maximum number of shares that may be issued pursuant to the exercise of incentive stock options, and (3) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.

Corporate Transactions.    The following applies to stock awards under the Amended Plan in the event of a corporate transaction (as defined in the Amended Plan), unless otherwise provided in a participant’s stock award agreement or other written agreement with Complete Solaria or one of its affiliates or unless otherwise expressly provided by the plan administrator at the time of grant.

In the event of a corporate transaction, any stock awards outstanding under the Amended Plan may be assumed, or continued by any surviving or acquiring corporation (or its parent company), or new awards may be issued by such surviving or acquiring corporation (or its parent company) in substitution of such awards, and any reacquisition or repurchase rights held by Complete Solaria with respect to the stock award may be assigned to Complete Solaria’s successor (or its parent company). If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute such stock awards, then with respect to any such stock awards that are held by participants whose continuous service has not terminated prior to the effective time of the corporate transaction, or current participants, the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full (or, in the case of performance awards with multiple vesting levels depending on the level of performance, vesting will accelerate at 100% of the target level) to a date prior to the effective time of the corporate transaction (contingent upon the effectiveness of the corporate transaction), and such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the corporate transaction, and any reacquisition or repurchase rights held by Complete Solaria with respect to such stock awards will lapse (contingent upon the effectiveness of the corporate transaction). Any such stock awards that are held by persons other than current participants will terminate if not exercised (if applicable) prior to the effective time of the corporate transaction, except that any reacquisition or repurchase rights held by Complete Solaria with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the corporate transaction.

In the event a stock award will terminate if not exercised prior to the effective time of a corporate transaction, the plan administrator may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but instead will receive a payment equal in value to the excess (if any) of (i) the per share amount payable to holders of Common Stock in connection with the corporate transaction, over (ii) if applicable, any per share exercise price payable by such holder.

Plan Amendment or Termination.    The Board of Directors has the authority to amend, suspend, or terminate the Amended Plan at any time, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require approval of our stockholders. No ISOs may be granted after the tenth anniversary of the date the Board of Directors adopts the Amended Plan. No stock awards may be granted under the Amended Plan while it is suspended or after it is terminated.

U.S. Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences to participants and the Company with respect to participation in the Amended Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current U.S. federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired under the Amended Plan. The Amended Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. The Company’s ability to realize the benefit of any tax deductions described below depends on the Company’s generation of taxable income as well as the requirement of reasonableness and the satisfaction of the Company’s tax reporting obligations.

Nonstatutory Stock Options.    Generally, there is no taxation upon the grant of an NSO. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is (or was) employed by the Company or one of its affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on the day after they are transferred to the participant. Subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options.    The Amended Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding periods, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss. If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding periods, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year. The Company is not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and provided that either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Restricted Stock Awards.    Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is subject to restrictions constituting a substantial risk of forfeiture when it is received (for example, if the employee is required to work for a period of time in order to have the right to transfer or sell the stock), the recipient generally will not recognize income until the restrictions constituting a substantial risk of forfeiture lapse, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following the date of grant, to recognize ordinary income, as of the date of grant, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock. The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the restrictions constituting a substantial risk of forfeiture lapse. Subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.

Restricted Stock Unit Awards.    Generally, the recipient of a restricted stock unit award will generally recognize ordinary income at the time the stock is delivered equal to the excess, if any, of (i) the fair market value of the stock received over any amount paid by the recipient in exchange for the stock or (ii) the amount of cash paid to the participant. The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered, and the participant’s capital gain holding period for those shares will begin on the day after they are transferred to the participant. Subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.

Stock Appreciation Rights.    Generally, the recipient of a stock appreciation right will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

Tax Consequences to the Company

Compensation of Covered Employees.    The ability of the Company to obtain a deduction for amounts paid under the Amended Plan could be limited by Section 162(m) of the Code. Section 162(m) of the Code limits the Company’s ability to deduct compensation, for U.S. federal income tax purposes, paid during any year to a “covered employee” (within the meaning of Section 162(m) of the Code) in excess of $1 million.

Golden Parachute Payments.    The ability of the Company (or the ability of one of its subsidiaries) to obtain a deduction for future payments under the Amended Plan could also be limited by the golden parachute rules of Section 280G of the Code, which prevent the deductibility of certain “excess parachute payments” made in connection with a change in control of an employer-corporation.

New Plan Benefits

Generally, it is not possible to determine the specific amounts and types of awards that may be awarded under the Amended Plan because all awards under the Amended Plan are subject to the discretion of the Compensation Committee and the Board of Directors. However, as summarized above, awards with respect to 11,643,656 shares of Common Stock are intended to be made under the Amended Plan, subject to further approval by our Board of Directors, to the SunPower employees who transitioned to Complete Solaria and to other new employees hired between September 2024 and March 31, 2025, in recognition of what they have achieved for our expanded business and our current and expected financial results. Additionally, we have communicated an intent to make certain awards to existing employees and contractors under the Amended Plan relating to 4,603,882 shares of Common Stock. The foregoing awards in respect of 16,247,538 shares of Common Stock intended to be made under the Amended Plan are referred to as the “Intended Awards”. None of the Intended Awards will be granted to our named executive officers, our other executive officers, or our directors.

Therefore, the Company cannot currently determine the benefits or number of shares subject to awards that may be granted in the future and a new plan benefits table is thus not provided, other than with respect to the Intended Awards, as summarized in the table below.

2023 Plan, as amended by Plan Amendment(1)
Name and Position	Dollar Value	Number of Shares of Common Stock Subject to Options and Restricted Stock Units
Thurman J. (T.J.) Rodgers	—	—
Daniel Foley	—	—
Chris Lundell	—	—
Brian Wuebbels	—	—
Executive Group	—	—
Non-Executive Director Group	—	—
Non-Executive Officer Employee Group	—	16,247,538

____________

(1)      The amounts reflected in the table above represent the aggregate number of stock options and RSUs that are currently expected to be subject to the Intended Awards, all subject to the further approval of the Compensation Committee and the Board of Directors. The value of the Intended Awards to the non-executive officer employee group will be determined at the time such grants are actually made.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides certain information with respect to our 2023 Plan as of December 31, 2024.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(1)
Equity compensation plans approved by stockholders	7,041,707	$0.9557	1,340,493
Equity compensation plans not approved by stockholders	—	—	—
Total	7,041,707	$0.9557	1,340,493

____________

(1)      Excludes the additional shares added to the 2023 Plan as a result of the evergreen increase effective as of January 1, 2025.

Vote Required and Board of Directors’ Recommendation

The approval of Proposal No. 3 requires the affirmative vote of the holders of a majority of the total votes cast in person or by proxy at the Annual Meeting. Abstentions will be treated as votes against Proposal No. 3. If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee does not have authority to vote your unvoted shares held by the firm on this Proposal No. 3. As a result, any shares not voted by you will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of the vote on Proposal No. 3.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PLAN AMENDMENT TO THE 2023 PLAN to reserve an additional 21,555,584 shares of Common Stock for issuance UNDER THE 2023 PLAN.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of shares of our Common Stock as of April 30, 2025 by:

•        each person known to be the beneficial owner of more than 5% of the outstanding shares of our Common Stock;

•        each of our directors and director nominees;

•        each named executive officer; and

•        all of our incumbent directors and executive officers as a group.

The SEC has defined “beneficial ownership” of a security to mean the possession, directly or indirectly, of voting power and/or investment power over such security. A stockholder is also deemed to be, as of any date, the beneficial owner of all securities that such stockholder has the right to acquire within 60 days after that date through (a) the exercise of any option, warrant or right; (b) the conversion of a security; (c) the power to revoke a trust, discretionary account or similar arrangement; or (d) the automatic termination of a trust, discretionary account or similar arrangement. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, ordinary shares subject to options or other rights (as set forth above) held by that person that are currently exercisable, or will become exercisable within 60 days, are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person.

This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13G or 13D filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that all persons named in the table have sole voting and investment power with respect to all shares of our Common Stock beneficially owned by them. Applicable percentages are based on 65,781,061 shares of Common Stock outstanding as of March 31, 2025, adjusted as required by rules promulgated by the SEC.

Name and Address of Beneficial Owner(1)	Number of Shares	Percentage of Common Stock Outstanding
5% or Greater Stockholders:
Ecosystem Integrity Fund II, L.P.(2)	8,399,653	12.3%
Thurman J. (T.J.) Rodgers(3)	10,891,582	16.3%
Entities affiliated with Alyeska Investment Group, L.P.(4)	7,236,624	10.9%
Entities Affiliated with Kline Hill(5)	7,299,695	10.3%
Executive Officers and Incumbent Directors and Director Nominees:
Thurman J. Rodgers(3)	10,891,582	16.3%
William J. Anderson(6)	2,691,833	3.9%
Antonio R. Alvarez(7)	94,452	*
Daniel Foley	—	—
Devin Whatley(2)	8,487,777	12.4%
Tidjane Thiam(8)	265,193	*
Adam Gishen(9)	268,468	*
Ronald Pasek(10)	113,437	*
Chris Lundell(11)	248,619	*
Lothar Maier	—	—
J. Daniel McCranie(12)	—	*
Jamie Haenggi	—	—
All incumbent directors and executive officers as a group (11 persons)	23,061,361	32.3%

____________

*        Less than one percent.

(1)      Unless otherwise indicated, the business address of each of the directors and executive officers of the Company is c/o Complete Solaria, Inc., 45700 Northport Loop East, Fremont, CA 94538.

(2)      Includes (i) 5,832,054 shares held by Ecosystem Integrity Fund II, L.P., of which Mr. Devin Whatley is the managing member of the general partner, (ii) 198,346 shares held by EIF CS SPV LLC, and (iii) 2,369,253 shares issuable pursuant to Complete Solaria warrants exercisable within 60 days of April 30, 2025. The business address of each of Ecosystem Integrity Fund II, L.P., EIF CS SPV LLC and Mr. Whatley is 20 Richelle Court, Lafayette, California 94549. In the case of Mr. Whatley, also includes 88,124 shares issuable pursuant to stock options exercisable within 60 days of April 30, 2025.

(3)      Includes (i) 485,562 shares held by Rodgers Capital, LLC, (ii) 8,842 shares held by Thurman J. Rodgers, (iii) 7,701,602 shares held by the Rodgers Massey Revocable Living Trust, (iv) 1,838,235 shares held by the Rodgers Massey Freedom and Free Markets Charitable Trust, (v) 724,416 shares issuable pursuant to Complete Solaria warrants exercisable within 60 days of April 30, 2025, and (vi) 132,925 shares issuable pursuant to stock options exercisable within 60 days of April 30, 2025. The business address of the foregoing holders is 45700 Northport Loop East, Fremont, CA 94538. In addition to the foregoing and the number of shares reflected in the table above, (a) the Rodgers Massey Revocable Living Trust holds $18,000,000 principal amount of the July 2024 Notes, which, subject to the terms and conditions of the July 2024 Notes, are convertible into 10,714,285 shares of Common Stock, (b) the Rodgers Massey Revocable Living Trust and the Mordgers Massey Freedom and Free Markets Charitable Trust own in the aggregate $8,000,000 principal amount of the September 2024 Notes, which, subject to the terms and conditions of the September 2024 Notes, are convertible into 3,742,690 shares of Common Stock, and (c) 13,888,889 shares of Common Stock are issuable (but not yet issued) as Amendment Shares in respect of the First Safe and the Second Safe (all as defined below).

(4)      Based solely on information obtained from a Schedule 13G filed by Alyeska Investment Group, L.P. on February14, 2025. Represents 219,080 shares of Common Stock held by Alyeska Investment Group, L.P., Alyeska Fund GP, LLC, and Anand Parekh, as well as 7,017,544 shares of Common Stock issuable under the September 2024 Notes. The September 2024 Notes are not currently convertible in accordance with their terms. The principal business address is 77 West Wacker Drive, 7th Floor, Chicago, IL 60601.

(5)      Based solely on information obtained from a Schedule 13G filed by KHP Fund GP LLC (“KHP Fund GP”) on February 5, 2025. Includes (i) an aggregate of 2,383,534 shares of Common Stock held by Kline Hill Partners Fund LP (“KHP LP”), Kline Hill Partners IV SPV LLC (“KHP IV SPV”) and Kline Hill Partners Opportunity IV SPV LLC (“KHP Opportunity IV SPV”), (ii) an aggregate of 4,745,675 shares of Common Stock issuable upon the conversion of the outstanding convertible promissory notes held by KHP LP, KHP IV SPV and KHP Opportunity IV SPV and (iii) an aggregate of 170,486 shares of Common Stock issuable upon the exercise of warrants held by KHP LP, KHP IV SPV and KHP Opportunity IV SPV. KHP Fund GP is the general partner of KHP LP and may be deemed to share voting, investment and dispositive power with respect to these securities. Kline Hill Partners Fund IV LP (“KHP IV LP”) is the sole member of KHP IV SPV and may be deemed to share voting, investment and dispositive power with respect to these securities. KHP Fund IV GP is the general partner of KHP IV LP and may be deemed to share voting, investment and dispositive power with respect to these securities. KHP Opportunity IV LP is the sole member of KHP Opportunity IV SPV and may be deemed to share voting, investment and dispositive power with respect to these securities. KHP Fund IV GP is the general partner of KHP Opportunity IV LP and may be deemed to share voting, investment and dispositive power with respect to these securities. Michael Bego and Jared Barlow are the managing members of KHP Fund GP and KPH Fund IV GP and may be deemed to share voting, investment and dispositive power with respect to these securities. Other than those securities reported herein as being held directly by such securityholder, each of them disclaims any such beneficial ownership of such securities, except to the extent of their respective pecuniary interest. The business address for Kline Hill is 325 Greenwich Ave., 3rd Floor, Greenwich, CT 06830.

(6)      Includes (i) 934,751 shares of Common Stock, (ii) 1,615,895 shares issuable pursuant to stock options exercisable within 60 days of April 30, 2025, and (iii) 141,187 shares issuable pursuant to Complete Solaria warrants exercisable within 60 days of April 30, 2025.

(7)      Includes 94,452 shares issuable pursuant to stock options exercisable within 60 days of April 30, 2025.

(8)      Includes (i) 158,624 shares of Common Stock, (ii) 12,117 shares issuable pursuant to Complete Solaria warrants exercisable within 60 days of April 30, 2025, and (iii) 94,452 shares issuable pursuant to stock options exercisable within 60 days of March 31, 2025.

(9)      Includes (i) 167,742 shares of Common Stock, (ii) 1,211 shares issuable pursuant to Complete Solaria warrants exercisable within 60 days of April 30, 2025, and (iii) 99,515 shares issuable pursuant to stock options exercisable within 60 days of April 30, 2025.

(10)    Includes 113,437 shares issuable pursuant to stock options exercisable within 60 days of April 30, 2025.

(11)    Includes 248,619 shares issuable pursuant to stock options exercisable within 60 days of April 30, 2025.

(12)    The Dan and Kathy McCranie 2000 Revocable Trust holds September 2024 Notes convertible into 350,877 shares of Common Stock. Mr. McCranie serves as trustee of the Dan and Kathy McCranie 2000 Revocable Trust. Mr. McCranie disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest therein.

EXECUTIVE COMPENSATION

FACT

Employment Agreements

Prior to the Closing of the Business Combination, FACT did not enter into any employment agreements with its executive officers and did not make any agreements to provide benefits upon termination of employment.

Executive Officers and Director Compensation

No FACT executive officers or directors received any cash compensation for services rendered to FACT prior to the Business Combination. FACT paid its sponsor or an affiliate thereof up to $10,000 per month for office space, utilities, secretarial and administrative support services provided to members of our management team and other expenses and obligations of our sponsor. Executive officers and directors, or any of their respective affiliates were reimbursed for any out-of-pocket expenses incurred in connection with activities on FACT’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations.

Complete Solaria

Complete Solaria has opted to comply with the executive compensation disclosure rules applicable to emerging growth companies. The scaled down disclosure rules are those applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act of 1933, as amended (the “Securities Act”), which require compensation disclosure for all individuals serving as Complete Solaria’s principal executive officer during 2024, the two most highly compensated executive officers of Complete Solaria, other than the principal executive officer, whose total compensation for 2024 exceeded $100,000 and who were serving as executive officers as of December 29, 2024, and up to two additional individuals for whom disclosure under the applicable rules would have been provided but for the fact that such individuals were not serving as executive officers at the end of 2024. Complete Solaria refers to these individuals as “named executive officers.” For 2024, Complete Solaria’s named executive officers were:

•        Thurman J. (T.J.) Rodgers, Complete Solaria’s Chief Executive Officer and Executive Chairman;

•        Chris Lundell, Complete Solaria’s former Chief Executive Officer;

•        Daniel Foley, Complete Solaria’s Chief Financial Officer; and

•        Brian Wuebbels, Complete Solaria’s former Chief Financial Officer and former Chief Operations Officer.

Complete Solaria believes its compensation program should promote the success of the Company and align executive incentives with the long-term interests of its stockholders. Complete Solaria’s current compensation programs reflect its startup origins in that they consist primarily of salary and equity-based awards. As Complete Solaria’s needs evolve, Complete Solaria intends to continue to evaluate its philosophy and compensation programs as circumstances require.

During 2024, Mr. Rodgers did not receive any separate compensation in his role as our Chief Executive Officer.

Summary Compensation Table

The following table shows information regarding the compensation of Complete Solaria’s named executive officers for services performed in the fiscal year ended December 29, 2024 and in the fiscal year ended December 31, 2023.

Name and Principal Position	Year	Salary	Bonus	Option Awards(1)		All Other Compensation	Total
Thurman J. (T.J.) Rodgers	2024	—	—	—		—	—
Chief Executive Officer	2023	—	—	—		—	—
Daniel Foley	2024	$161,947	—	$474,761	(4)	—	$636,708
Chief Financial Officer	2023	—	—	—		—	—
Chris Lundell	2024	$375,024	—	$152,876	(5)	—	$527,900
Former Chief Executive Officer(2)	2023	$450,000	—	$4,560,000		—	$5,010,000
Brian Wuebbels	2024	$210,708	—	$280,732	(6)	—	$491,440
Former Chief Financial Officer and former Chief Operation Officer(3)	2023	$330,000	—	$1,966,514		—	$2,296,514

____________

(1)      Amounts reported in this column do not reflect the amounts actually received by Complete Solaria’s named executive officers. Instead, these amounts reflect the aggregate grant-date fair value of awards granted to each named executive officer, computed in accordance with the FASB ASC Topic 718, Stock-based Compensation. See Note 17 to Complete Solar’s audited financial statements to Complete Solaria’s audited consolidated financial statements included in the Annual Report on Form 10-K for fiscal 2024. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Unless otherwise noted in the footnotes below, the shares underlying these options vest in 48 equal monthly installments, subject to the named executive officer’s continued service at each vesting date.

(2)      Mr. Lundell stepped down as the Chief Executive Officer in April 2024.

(3)      Mr. Wuebbels stepped down as the Chief Financial Officer in April 2024. Mr. Wuebbels stepped down as Chief Operations Officer effective as of August 16, 2024.

(4)      20% of the total shares underlying this option award vests on July 1, 2025, with the remaining 80% of the shares underlying the option award vesting in 48 equal monthly installments thereafter.

(5)      Consists of two awards: (a) 94,452 shares underlying the option granted on December 3, 2024 vested on May 19, 2024; and (b) of the remaining shares, 1/60th of such shares started vesting monthly beginning on June 19, 2024 and vest through May 19, 2029.

(6)      32.7% of the shares vested on August 16, 2024, and the remaining shares were forfeited.

Outstanding Equity Awards at December 29, 2024

The following table presents information regarding the outstanding option awards held by each of the named executive officers as of December 29, 2024:

Name	Grant Date(1)	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price	Option Expiration Date
Thurman J. (T.J.) Rodgers	12/3/2023	12/3/2024	37,500	(2)	—		$1.14	12/2/2033
	12/3/2023	12/3/2024	79,101	(2)	—		$1.14	12/2/2033
Daniel Foley	6/11/2024	7/1/2025	—		500,000	(3)	$1.56	7/11/2034
Chris Lundell	12/3/2023	12/3/2024	37,500	(2)	—		$1.14	12/2/2033
	12/3/2023	12/3/2024	56,952	(2)	—		$1.14	12/2/2033
	4/29/2024	5/19/2024	100,000	(4)	—		$0.73	4/29/2034
	4/29/2024	6/19/2024	29,167		220,833	(5)	$0.73	4/29/2034
Brian Wuebbels	5/2/2024	8/16/2024	245,615	(6)	—		$0.69	8/16/2025
	3/9/2023	3/9/2023	94,606	(7)	19,305		$5.18	8/16/2025

____________

(1)      All option awards were granted pursuant to the 2023 Plan.

(2)      100% of the total shares underlying the option award vested on the one-year anniversary of the grant date.

(3)      20% of the total shares underlying the option award vest on 7/1/2025, thereafter the remaining 80% of shares underlying the option award vest in 48 equal monthly installments.

(4)      100% of the total shares underlying the option award vested on 5/19/2024.

(5)      1/60th of the total shares underlying the option award vest in 60 equal monthly installments, beginning 6/19/2024.

(6)      Reflects portion of award remaining after the cancellation of the award with respect to 504,385 shares on August 16, 2024.

(7)      Reflects portion of award remaining after the cancellation of the award with respect to 265,725 shares on September 9, 2024.

Employment Arrangements with Named Executive Officers

Each of Complete Solaria’s named executive officers is or was an at-will employee.

Thurman J. Rodgers

Mr. Rodgers is not currently a party to any employment agreement or other understanding with respect to compensation as our Chief Executive Officer. Mr. Rodgers did not receive separate compensation in his role as Chief Executive Officer during 2024.

Daniel Foley

On Jun 7, 2024, we entered into an executive employment agreement with Mr. Foley, which became effective on July 1, 2024 (the “Foley Agreement”). Pursuant to the Foley Agreement. Mr. Foley is entitled to a base salary of $275,000 per year, and he will be eligible for an annual bonus of 50% of his gross salary. Mr. Foley also received an option to purchase 500,000 shares of our common stock, subject to a five-year vesting schedule. The Foley Agreement also provides that if Mr. Foley’s employment is terminated for any reason other than cause (as defined in the Foley Agreement), death or disability, or if he resigns for good reason (as defined in the Foley Agreement), and provided that in either case such termination constitutes a separation from service (as defined in the Foley Agreement), then subject to Mr. Foley executing a release agreement in Complete Solaria’s favor, and continuing to comply with all of his obligations to Complete Solaria and its affiliates, he will receive the following benefits: (a) payment of Mr. Foley’s earned but unpaid base salary; (b) payment of such officer of any unpaid bonus, with respect to the fiscal year immediately preceding the fiscal year in which such termination or such resignation occurs; (c) payment of any vested benefits to which he may be entitled under any applicable plans and programs of the Company; (d) a severance payment equal to six months of Mr. Foley’s then base salary plus a pro rata portion of Mr. Foley bonus with respect to the fiscal year in which such termination or such resignation occurs.

Chris Lundell

On December 7, 2023, we entered into an executive employment with Chris Lundell to serve as our Chief Executive Officer (the “Lundell Agreement”). Pursuant to the Lundell Agreement, Mr. Lundell was entitled to a base salary of $450,000 per year, and he was eligible for an annual bonus of 75% of his gross salary. Mr. Lundell also was previously granted an option to purchase 3,000,000 shares of our Common Stock. The Lundell Agreement provided that if Mr. Lundell’s employment was terminated for any reason other than cause (as defined in the Lundell Agreement), death or disability, or if he resigned for good reason (as defined in the Lundell Agreement), and provided that in either case such termination constitutes a separation from service (as defined in the Lundell Agreement) and the separation is not on or within 12 months following a change of control, then subject to his executing a release agreement in our favor, and continuing to comply with all of his obligations to Complete Solaria and our affiliates, he would receive the following benefits: (a) payment of Mr. Lundell’s earned but unpaid base salary; (b) payment of any unpaid bonus, with respect to the fiscal year immediately preceding the fiscal year in which such termination or such resignation occurs; (c) payment of any vested benefits to which he may be entitled under any applicable plans and programs of Complete Solaria; (d) a severance payment equal to six months of Mr. Lundell’s then-base salary plus a pro rata portion of Mr. Lundell’s bonus with respect to the fiscal year in which such termination or such resignation occurs; (e) if he timely and properly elects to continue group health care coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), payment of Mr. Lundell’s COBRA premium expenses until the earliest of (i) the six-month anniversary of the termination date; (ii) the date he is no longer eligible to receive COBRA continuation coverage; and (iii) the date on which he becomes eligible to receive substantially similar coverage from another employer; and (f) the applicable post-termination exercised period for any vested options will extend to the earlier of (i) the six-month anniversary of the termination date, (ii) the expiration date of the option or (iii) earlier termination upon a corporate transaction.

On April 24, 2024 (the “Lundell Separation Date”), Mr. Lundell stepped down as Chief Executive Officer. Pursuant to Mr. Lundell’s Separation Agreement, dated May 19, 2024, he received:

•        cash severance in an amount equal to six months of his base salary in effect as of the Lundell Separation Date, payable in installments beginning on the date that is the 60th day following the Lundell Separation Date;

•        reimbursement of premiums, if any, for up to twelve (12) months following the Lundell Separation Date, provided proof of enrollment, for group healthcare coverage under COBRA;

•        350,000 stock options with 100,000 options vesting immediately, and with the remaining 250,000 stock options vesting monthly at 1/60th of the total value over five (5) years contingent upon continuing support to the Company; and

•        retention of the 94,452 options that were granted to Mr. Lundell as a board member on December 3, 2023.

Brian Wuebbels

On April 24, 2024, we entered into an executive employment agreement (the “Wuebbels Agreement”) with Brian Wuebbels to serve as Chief Operations Officer. Mr. Wuebbels was promoted from his position as Chief Financial Officer of the Company to Chief Operations Officer as of such date.

Pursuant to the Wuebbels Agreement, Mr. Wuebbels was entitled to a base salary of $330,000 per year, and he was eligible for an annual bonus of 50% of his gross salary. Mr. Wuebbels also previously was granted an option to purchase 750,000 shares of our Common Stock. The Wuebbels Agreement also provides that if Mr. Wuebbels’s employment was terminated for any reason other than cause (as defined in the Wuebbels Agreement), death or disability, or if such officer resigns for good reason (as defined in the Wuebbels Agreement), and provided that in either case such termination constitutes separation from service (as defined in the Wuebbels Agreement) and the separation is not on or within 12 months following a change of control, then subject to Mr. Wuebbels executing a release agreement in Complete Solaria’s favor, and continuing to comply with all of his obligations to Complete Solaria and its affiliates, he will receive the following benefits: (a) payment of Mr. Wuebbels earned but unpaid base salary; (b) payment to Mr. Wuebbels of any unpaid bonus, with respect to the fiscal year immediately preceding the fiscal year in which such termination or such resignation occurs; (c) payment to Mr. Wuebbels of any vested benefits to which he may be entitled under any applicable plans and programs of the Company; (d) a severance payment equal to six months of Mr. Wuebbels then base salary plus a pro rata portion of Mr. Wuebbels bonus with respect to the fiscal year in which such termination or such resignation occurs; (e) if Mr. Wuebbels timely and properly elects to continue group health care coverage under COBRA, payment of Mr. Wuebbels’s COBRA premium expenses until the earliest of (i) the three-month anniversary of the termination date; (ii) the date Mr. Wuebbels is no longer eligible to receive COBRA continuation coverage; and (iii) the date on which Mr. Wuebbels becomes eligible to receive substantially similar coverage from another employer; and (f) the applicable post-termination exercised period for any vested options will extend to the earlier of (i) the six-month anniversary of the termination date, (ii) the expiration date of the option or (iii) earlier termination upon corporate transaction.

Effective August 16, 2024, Brian Wuebbels resigned as our Chief Operations Officer. On June 30, 2024, we entered into an employment extension agreement (the “Extension Agreement”) with Mr. Wuebbels. Pursuant to the Extension Agreement, Mr. Wuebbels’ health benefits continued through August 31, 2024, and Mr. Wuebbels received accelerated vesting of 208,115 of the 750,000 options that he was granted in April 2024.

Base Salary

Base salaries are intended to provide a level of compensation sufficient to attract and retain an effective management team, when considered in combination with the other components of the executive compensation program. In general, Complete Solaria seeks to provide a base salary level designed to reflect each executive officer’s scope of responsibility and accountability.

Bonuses

Beginning January 1, 2024, each of our named executive officers (other than Mr. Rodgers) was eligible for an annual bonus of 50% of such officer’s annual gross salary, based on criteria determined by our Board of Directors, including, but not limited to, the satisfaction of minimum performance standards, and the achievement of budgetary and other objectives, set by our Board of Directors in its sole and absolute discretion. None of our named executive officers received a cash bonus during 2024.

Director Compensation

We did not pay any compensation to our directors or issue any equity awards to our directors during 2024.

Executive Compensation

Complete Solaria’s Compensation Committee oversees the compensation policies, plans and programs and reviews and determines compensation to be paid to executive officers, directors and other senior management, as appropriate. The compensation policies followed by Complete Solaria are intended to provide for compensation that is sufficient to attract, motivate and retain executives of Complete Solaria and potential other individuals and to establish an appropriate relationship between executive compensation and the creation of stockholder value.

Nonqualified Deferred Compensation

Complete Solaria’s named executive officers did not participate in, or earn any benefits under, any nonqualified deferred compensation plan sponsored by Complete Solaria during 2024. The Board of Directors may elect to provide officers and other employees with nonqualified deferred compensation benefits in the future if it determines that doing so is in the Company’s best interests.

Pension Benefits

Complete Solaria’s named executive officers did not participate in, or otherwise receive any benefits under, any pension or retirement plan sponsored by Complete Solaria during 2024.

Employee Benefit Plans

Equity-based compensation has been and will continue to be an important foundation in executive compensation packages as Complete Solaria believes it is important to maintain a strong link between executive incentives and the creation of stockholder value. Complete Solaria believes that performance and equity-based compensation can be an important component of the total executive compensation package for maximizing stockholder value while, at the same time, attracting, motivating and retaining high-quality executives. In July 2023, our Board of Directors adopted the 2023 Equity Incentive Plan (the “2023 Plan”) and the Employee Stock Purchase Plan (the “ESPP”). The 2023 Plan and the ESPP became effective immediately upon the Closing of the Business Combination. Below is a description of the 2023 Plan, the ESPP, Complete Solaria’s 2022 Stock Plan (the “2022 Plan”), Complete Solaria’s 2011 Stock Plan (the “2011 Plan”), Complete Solaria’s 2016 Stock Plan (the “2016 Plan”) and Complete Solaria’s 2006 Stock Plan (the “2006 Plan”). The 2022 Plan is the successor of the 2021 Stock Plan of Legacy Complete Solaria, which was amended and assumed by Complete Solaria in connection with a merger transaction completed prior to the Business Combination by Complete Solaria (the “Prior Transaction”). The 2011 Plan is the 2011 Stock Plan of Legacy Complete Solaria that was assumed by Complete Solaria in the Prior Transaction. The 2022 Plan, 2016 Plan, 2011 Plan and 2006 Plan are collectively referred to as the “Legacy Plans”.

The 2016 Plan and the 2006 Plan are the stock plans of Solaria that were assumed by Complete Solaria in the Prior Transaction.

2023 Plan

The 2023 Plan is summarized above under “PROPOSAL NO. 3. — Description of the Amended Plan,” which summary is incorporated herein by reference.

Complete Solaria 2023 Employee Stock Purchase Plan

In July 2023, our Board of Directors adopted and our stockholders approved the 2023 Employee Stock Purchase Plan (the “ESPP”). The ESPP became effective immediately upon the Closing of the Business Combination.

Administration.    The Board of Directors, or a duly authorized committee thereof, will administer the ESPP.

Limitations.    Our employees and the employees of any of our designated affiliates, as designated by the Board of Directors, will be eligible to participate in the ESPP, provided they may have to satisfy one or more of the following service requirements before participating in the ESPP, as determined by the administrator: (1) customary employment with Complete Solaria or one of its affiliates for more than 20 hours per week and five or more months per calendar year or (2) continuous employment with Complete Solaria or one of its affiliates for a minimum period of time, not to exceed two years, prior to the first date of an offering. In addition, the Board of Directors may also exclude from participation in the ESPP or any offering, employees who are “highly compensated employees” (within the meaning of Section 423(b)(4)(D) of the Code) or a subset of such highly compensated employees. If this proposal is approved by the stockholders, all the employees of Complete Solaria and its related corporations will be eligible to participate in the ESPP following the Closing of the Business Combination. An employee may not be granted rights to purchase stock under the ESPP (a) if such employee immediately after the grant would own stock possessing 5% or more of the total combined voting power or value of all classes of Complete Solaria’s capital stock or (b) to the extent that such rights would accrue at a rate that exceeds $25,000 worth of Complete Solaria capital stock for each calendar year that the rights remain outstanding.

The ESPP is intended to qualify as an employee stock purchase plan under Section 423 of the Code. The administrator may specify offerings with a duration of not more than 27 months and may specify one or more shorter purchase periods within each offering. Each offering will have one or more purchase dates on which shares of Common Stock will be purchased for the employees who are participating in the offering. The administrator, in its discretion, will determine the terms of offerings under the ESPP. The administrator has the discretion to structure an offering so that if the fair market value of a share of Complete Solaria’s stock on any purchase date during the offering period is less than or equal to the fair market value of a share of Complete Solaria’s stock on the first day of the offering period, then that offering will terminate immediately, and the participants in such terminated offering will be automatically enrolled in a new offering that begins immediately after such purchase date.

A participant may not transfer purchase rights under the ESPP other than by will, the laws of descent and distribution, or as otherwise provided under the ESPP.

Payroll Deductions.    The ESPP permits participants to purchase shares of Common Stock through payroll deductions. Unless otherwise determined by the administrator, the purchase price of the shares will be 85% of the lower of the fair market value of Common Stock on the first day of an offering or on the date of purchase. Participants may end their participation at any time during an offering and will be paid their accrued contributions that have not yet been used to purchase shares, without interest. Participation ends automatically upon termination of employment with Complete Solaria and its related corporations.

Withdrawal.    Participants may withdraw from an offering by delivering a withdrawal form to Complete Solaria and terminating their contributions. Such withdrawal may be elected at any time prior to the end of an offering, except as otherwise provided by the plan Administrator. Upon such withdrawal, Complete Solaria will distribute to the employee his or her accumulated but unused contributions without interest, and such employee’s right to participate in that offering will terminate. However, an employee’s withdrawal from an offering does not affect such employee’s eligibility to participate in any other offerings under the ESPP.

Termination of Employment.    A participant’s rights under any offering under the ESPP will terminate immediately if the participant either (i) is no longer employed by Complete Solaria or any of its parent or subsidiary companies (subject to any post-employment participation period required by law) or (ii) is otherwise no longer eligible to participate. In such event, Complete Solaria will distribute to the participant his or her accumulated but unused contributions, without interest.

Corporate Transactions.    In the event of certain specified significant corporate transactions, such as a merger or change in control, a successor corporation may assume, continue, or substitute each outstanding purchase right. If the successor corporation does not assume, continue, or substitute for the outstanding purchase rights, the offering in progress will be shortened and the participants’ accumulated contributions will be used to purchase shares of Common Stock within ten business days (or such other period specified by the plan administrator) prior to the corporate transaction, and the participants’ purchase rights will terminate immediately thereafter.

Amendment and Termination.    The Board of Directors has the authority to amend, suspend, or terminate the ESPP, at any time and for any reason, provided certain types of amendments will require the approval of Complete Solaria’s stockholders. Any benefits, privileges, entitlements and obligations under any outstanding purchase rights granted before an amendment, suspension or termination of the ESPP will not be materially impaired by any such amendment, suspension or termination except (i) with the consent of the person to whom such purchase rights were granted, (ii) as necessary to facilitate compliance with any laws, listing requirements, or governmental regulations, or (iii) as necessary to obtain or maintain favorable tax, listing, or regulatory treatment. The ESPP will remain in effect until terminated by the Board of Directors in accordance with the terms of the ESPP.

2022 Plan

Background; Termination and No Further Grants Under 2022 Stock Plan.    Complete Solaria’s board of directors adopted, and Complete Solaria’s stockholders approved, the 2022 Plan in October 2022 in connection with the Prior Transaction. The 2022 Plan amended and restated Legacy Complete Solaria’s 2021 Stock Plan.

The 2022 Plan terminated when the 2023 Plan became effective upon the consummation of the Business Combination. However, any outstanding awards granted under the 2022 Plan remain outstanding, subject to the terms of Complete Solaria’s 2022 Plan and award agreements, until such outstanding options are exercised or until any awards terminate or expire by their terms.

As of April 30, 2025, there were outstanding awards relating to 3,265,128 shares of Common Stock under the 2022 Plan and the other Legacy Plans, collectively.

Stock Awards.    The 2022 Plan provides for the grant of incentive stock options (“ISOs”) and nonstatutory stock options to purchase shares of Common Stock and restricted stock awards (collectively, “stock awards”). ISOs may be granted only to Complete Solaria employees and the employees of any parent corporation or subsidiary corporation. All other awards may be granted to Complete Solaria employees, non-employee directors and consultants and the employees and consultants of Complete Solaria affiliates.

If a stock award granted under the 2022 Plan expires or otherwise terminates without being exercised in full, or is settled in cash, the shares of Common Stock not acquired pursuant to the stock award again will become available for subsequent issuance under the 2022 Plan (in the event that the 2023 Plan does not become effective as described in the preceding paragraph). In addition, the following types of shares of Common Stock under the 2022 Plan may become available for the grant of new stock awards under the 2022 Plan: (1) shares that are forfeited to or repurchased by Complete Solaria prior to becoming fully vested; (2) shares retained to satisfy income or employment withholding taxes; (3) shares retained to pay the exercise or purchase price of a stock award; or (4) shares surrendered pursuant to an option exchange program.

Administration.    The Board of Directors, or a duly authorized committee thereof, has the authority to administer the 2022 Plan. The Board of Directors may also delegate to one or more officers the authority to (1) designate employees (other than other officers or directors) to be recipients of certain stock awards, and (2) grant stock awards to such individuals within parameters specified by the Board of Directors. Subject to the terms of the 2022 Plan, the plan administrator determines the award recipients, dates of grant, the numbers and types of stock awards to be granted and the applicable fair market value and the provisions of the stock awards, including the period of their exercisability, the vesting schedule applicable to a stock award and any repurchase rights that may apply. The plan administrator has the authority to modify outstanding awards, including reducing the exercise, purchase or strike price of any outstanding stock award, canceling any outstanding stock award in exchange for new stock awards, cash or other consideration or taking any other action that is treated as a repricing under generally accepted accounting principles, with the consent of any adversely affected participant.

Stock Options.    ISOs and NSOs are granted pursuant to stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for a stock option, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of Common Stock on the date of grant. Options granted under the 2022 Plan vest at the rate specified by the plan administrator.

The plan administrator determines the term of stock options granted under the 2022 Plan, up to a maximum of ten years. Unless the terms of an optionholder’s stock option agreement provide otherwise, if an optionholder’s service relationship with us, or any of Complete Solaria’s affiliates, ceases for any reason other than disability, death or cause, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. The option term may be extended in the event that the exercise of the option following such a termination of service is prohibited by applicable securities laws. If an optionholder’s service relationship with Complete Solaria or any of its affiliates ceases due to disability or death, or an optionholder dies within 3 months following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 12 months following such disability or death. In the event of a termination for cause, options generally terminate immediately upon the termination of the individual for cause. In no event may an option be exercised beyond the expiration of its term.

Acceptable consideration for the purchase of Common Stock issued upon the exercise of a stock option will be determined by the plan administrator and may include: (1) cash; (2) check; (3) to the extent permitted under applicable laws, a promissory note; (4) cancellation of indebtedness; (5) other previously owned Complete Solaria shares; (6) a cashless exercise; (7) such other consideration and method of payment permitted under applicable laws; or (8) any combination of the foregoing methods of payment.

Tax Limitations on Incentive Stock Options.    The aggregate fair market value, determined at the time of grant, of Common Stock with respect to ISOs that are exercisable for the first time by an optionholder during any calendar year under all Complete Solaria stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of the total combined voting power of Complete Solaria or that of any of its affiliates unless (1) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (2) the term of the ISO does not exceed five years from the date of grant.

Incentive Stock Option Limit.    The maximum number of shares of Common Stock that may be issued upon the exercise of ISOs under the 2022 Plan is 6,677,960 shares plus, to the extent permitted by applicable law, any shares that again become available for issuance under the 2022 Plan.

Restricted Stock Awards.    Restricted stock awards are granted pursuant to restricted stock award agreements adopted by the plan administrator. The permissible consideration for restricted stock awards is the same as apply to stock options. Common Stock acquired under a restricted stock award may, but need not, be subject to a share repurchase option in Complete Solaria’s favor in accordance with a vesting schedule to be determined by the plan administrator. A restricted stock award may be transferred only upon such terms and conditions as set by the plan administrator. Except as otherwise provided in the applicable award agreement, restricted stock awards that have not vested may be forfeited or repurchased by Complete Solaria upon the participant’s cessation of continuous service for any reason.

Changes to Capital Structure.    In the event that there is a specified type of change in Complete Solaria’s capital structure, including without limitation a stock split or recapitalization, extraordinary divided payable in a form other than shares in an amount that has a material effect on the fair market value of the Common Stock, or any increase or decrease in the number of issued shares effected without receipt of consideration by Complete Solaria, appropriate adjustments will be made to (1) the class and maximum number of shares reserved for issuance under the 2022 Plan, and (2) the class and number of shares and price per share of stock (including any repurchase price per share) subject to outstanding stock awards.

Corporate Transactions.    The 2022 Plan provides that in the event of certain specified significant corporate transactions, unless otherwise provided in an award agreement or other written agreement between Complete Solaria and the award holder, each outstanding award (vested or unvested) will be treated as the plan administrator determines, including (without limitation) taking one or more of the following actions with respect to each stock award, contingent upon the closing or completion of the transaction: (1) arranging for the assumption, continuation or substitution of the stock award by a successor corporation, (2) arranging for the assignment of any reacquisition or repurchase rights held by Complete Solaria in respect of Common Stock issued pursuant to the stock award to a successor corporation, or (3) canceling the stock award in exchange for a cash payment, or no payment, as determined by the plan administrator (including a payment equal to the excess, if any, of the fair market value of the shares as of the closing date of such corporate transaction over any exercise or purchase price payable by the holder (which payment may be delayed to the same extent that payment of consideration to the holders of Common Stock in connection with the transaction is delayed as a result of any escrow, holdback, earnout or similar contingencies). The plan administrator is not obligated to treat all stock awards or portions thereof in the same manner, and the plan administrator may take different actions with respect to the vested and unvested portions of a stock award.

Under the 2022 Plan, a significant corporate transaction is generally the consummation of (1) a transfer of all or substantially all of Complete Solaria’s assets, (2) the consummation of a transaction, or series of related transactions, in which any person becomes the beneficial owners of more than 50% of Complete Solaria’s then-outstanding capital stock, or (3) a merger, consolidation or other capital reorganization or business combination transaction of Complete Solaria with our into another corporation, entity or person.

Transferability.    A participant generally may not transfer stock awards under the 2022 Plan other than by will, the laws of descent and distribution or as otherwise provided under the 2022 Plan.

Amendment and Termination.    The Board of Directors has the authority to amend, suspend or terminate the 2022 Plan, provided that, with certain exceptions, such action does not impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our stockholders. Unless terminated sooner by the Board of Directors, the 2022 Plan will automatically terminate in October 2032. No stock awards may be granted under the 2022 Plan while it is suspended or terminated.

2011 Plan

Background; Termination and No Further Grants under 2011 Stock Plan.    Legacy Complete Solaria’s board of directors adopted the 2011 Plan in January 2011 and was amended from to time by Legacy Complete Solaria’s board of directors and its stockholders.

The 2011 Plan was terminated in November 2021 in connection with Complete Solaria’s adoption of the 2022 Plan, and no new awards may be granted under it. The 2011 Plan was assumed by Complete Solaria in connection with the Prior Transaction. Outstanding awards granted under the 2011 Plan remain outstanding, subject to the terms of the 2011 Plan and award agreements, until such outstanding options are exercised or terminate or expire by their terms.

As of April 30, 2025, there were outstanding awards relating to 3,265,128 shares of Common Stock under the 2011 Plan and the other Legacy Plans, collectively.

Plan Administration.    The Board of Directors or a duly authorized committee of the Board of Directors administers the 2011 Plan and the awards granted under it.

Capitalization Adjustments.    In the event that any change is made in, or other events occur with respect to, our Common Stock subject to the 2011 Plan or any stock award, such as certain mergers, consolidations, reorganizations, recapitalizations, dividends, stock splits, or other similar transactions, appropriate adjustments will be made to the classes, number of shares subject to, and price per share and repurchase price, if applicable, of any outstanding stock awards.

Corporate Transactions.    In the event of a sale of all or substantially all of our assets or our merger, consolidation or other capital reorganization or business combination transaction with or into another corporation, entity or person, our 2011 Plan provides that any surviving or acquiring corporation (or parent thereof) may assume or substitute such outstanding awards and any reacquisition or repurchase rights may be assigned to such surviving or acquiring corporation (or parent thereof), or such awards may be terminated in exchange for a payment of cash, securities and/or other property equal to the excess of the fair market value of the portion of the stock subject to such awards vested and exercisable as of immediately prior to the consummation of such corporate transaction. If the surviving or acquiring corporation (or parent thereof) does not assume or substitute outstanding awards in the corporate transaction, or exchange such awards for a payment, then each such outstanding award shall terminate upon consummation of the corporate transaction.

Change in Control.    In the event of a change in control (as defined in the 2011 Plan), a stock award may be subject to additional acceleration of vesting and exercisability upon or after a change in control, as may be provided in the stock award agreement or in any other written agreement between us and a participant. In the absence of such a provision, no such acceleration will occur.

Amendment of Awards.    The plan administrator has the authority to modify outstanding stock awards under our 2011 Plan; provided that no such amendment or modification may impair the rights of any participant with respect to awards granted prior to such action without such participant’s written consent.

2016 Plan

Background; Termination and No Further Grants Under 2016 Plan.    Solaria’s board of directors adopted, and Solaria’s stockholders approved, the 2016 Plan, in May 2016 and July 2016, respectively. Complete Solaria assumed the 2016 Plan in connection with the Prior Transaction.

The 2016 Plan was terminated in November 2022 in connection with the Prior Transaction, and no new awards may be granted under it. Outstanding awards granted under the 2016 Plan remain outstanding, subject to the terms of the 2016 Plan and award agreements, until such outstanding options are exercised or terminate or expire by their terms.

As of April 30, 2025, there were outstanding awards relating to 3,265,128 shares of Common Stock under the 2016 Plan and the other Legacy Plans, collectively.

Plan Administration.    The Board of Directors or a duly authorized committee administers the 2016 Plan and the awards granted under it.

Capitalization Adjustments.    In the event that any change is made in, or other events occur with respect to, Common Stock subject to the 2016 Plan or any stock award, such as certain mergers, consolidations, reorganizations, recapitalizations, dividends, stock splits, or other similar transactions, appropriate adjustments will be made to the classes, number of shares subject to, and the price per share, if applicable, of any outstanding stock awards.

Change in Control.    In the event of a Change in Control (as defined in the 2016 Plan), our 2016 Plan provides that unless otherwise provided in a written agreement between us and any participant or unless otherwise expressly provided by the Board of Directors at the time of grant of an award, any surviving or acquiring corporation (or parent thereof) may assume, continue or substitute such outstanding awards and any reacquisition or repurchase rights may be assigned to such surviving or acquiring corporation (or parent thereof). If the surviving or acquiring corporation (or parent thereof) does not assume, continue or substitute outstanding awards in the corporate transaction, then the Board of Directors may provide for the accelerated vesting (in whole or in part) of any or all awards or may cancel any award for such consideration, if any, as the Board of Directors may consider appropriate.

Amendment of Awards.    The plan administrator has the authority to modify outstanding stock awards under our 2016 Plan; provided that no such amendment or modification may impair the rights of any participant with respect to awards granted prior to such action without such participant’s written consent.

2006 Plan

Background; Termination and No Further Grants Under 2006 Plan.    Solaria’s board of directors adopted, and Solaria’s stockholders approved, the 2006 Plan, in February 2006 and August 2006, respectively, and it was amended and restated from to time by Solaria’s board of directors and its stockholders.

The 2006 Plan was terminated in February 2016 in connection with Solaria’s adoption of the 2016 Plan, and no new awards may be granted under it. Complete Solaria assumed the outstanding awards granted pursuant to the 2006 Plan in connection with the Prior Transaction. Outstanding awards granted under the 2006 Plan remain outstanding, subject to the terms of the 2006 Plan and award agreements, until such outstanding options are exercised or terminate or expire by their terms.

As of April 30, 2025, there were outstanding awards relating to 3,265,128 shares of Common Stock under the 2066 Plan and the other Legacy Plans, collectively.

Plan Administration.    The Board of Directors or a duly authorized committee administers the 2006 Plan and the awards granted under it.

Capitalization Adjustments.    In the event that any change is made in, or other events occur with respect to, our Common Stock subject to the 2006 Plan or any stock award, such as certain mergers, consolidations, reorganizations, recapitalizations, dividends, stock splits, or other similar transactions affecting the shares subject to the 2006 Plan, appropriate adjustments will be made to the class and number of shares subject to, and the price per share, if applicable, of any outstanding stock awards.

Change in Control.    In the event of a change in control (as defined in the 2006 Plan), our 2006 Plan provides that any successor corporation (or parent thereof) will assume or substitute such outstanding awards and any reacquisition or repurchase rights may be assigned to such surviving or acquiring corporation (or parent thereof). If the surviving or acquiring corporation (or parent thereof) does not assume or substitute outstanding awards in the corporate transaction, then the vesting of outstanding awards held by participants will accelerate in full and any repurchase rights held by us with respect to such awards will lapse, contingent upon the effectiveness of such transaction. Notwithstanding the foregoing, to the extent that stock awards will terminate if not exercised prior to the effective time of a corporate transaction, our Board of Directors may provide that such awards will be canceled for a payment equal to the excess, if any, of the value of the property the holder would have received upon exercise of such award over any exercise price payable.

In addition, with respect to awards (and, if applicable, shares of restricted stock acquired pursuant to such awards) granted to non-employee directors that are assumed or substituted for, if on or following the date of such assumption or substitution such individual’s status as a director is involuntarily terminated, such individual shall fully vest in and have the right to exercise awards as to all of the shares subject thereto.

Also, with respect to awards (and, if applicable, shares of restricted stock acquired pursuant to such awards) granted to participants that are assumed or substituted for, if either (x) such participant remains continuously employed by us or our successor through the one-year anniversary of such change in control or (y) such participant’s employment is involuntarily terminated without cause (as such term is defined in the 2006 Plan), or such participant’s duties are material diminished, in either case at any time prior to the one-year anniversary of such change in control, such individual will vest into such awards on an accelerated basis as if such individual had provided an additional 12 months of continuous service, such individual shall fully vest in and have the right to exercise awards as to all of the shares subject thereto.

Amendment of Awards.    The plan administrator has the authority to modify outstanding stock awards under our 2006 Plan; provided that no such amendment or modification may impair the rights of any participant with respect to awards granted prior to such action without such participant’s written consent.

Health and Welfare Benefits

Complete Solaria provides benefits to its named executive officers on the same basis as provided to all of its employees, including health, dental and vision insurance; life and disability insurance; and a tax-qualified Section 401(k) plan. Complete Solaria does not maintain any executive-specific benefit or perquisite programs.

Rule 10b5-1 Sales Plans

Complete Solaria’s directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of Common Stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or executive officer when entering into the plan, without further direction from them. The director or executive officer may amend a Rule 10b5-1 plan in some circumstances and may terminate a plan at any time. Complete Solaria’s directors and executive officers also may buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material nonpublic information, subject to compliance with the terms of our insider trading policy.

Emerging Growth Company Status

Complete Solaria is an “emerging growth company,” as defined in the JOBS Act. As an emerging growth company it is exempt from certain requirements related to executive compensation, including the requirements to hold a nonbinding advisory vote on executive compensation and to provide information relating to the ratio of total compensation of its chief executive officer to the median of the annual total compensation of all of its employees, each as required by the Investor Protection and Securities Reform Act of 2010, which is part of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The compensation arrangements for our directors and executive officers are described in the section titled “Executive Compensation,” and the descriptions of such compensation arrangements are incorporated by reference into this section.

Additionally, below is a description of transactions since January 1, 2024 to which we were a party, in which:

•        the amounts involved exceeded or will exceed $120,000; and

•        any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest.

Simple Agreements For Future Equity

On January 31, 2024, we entered into a simple agreement for future equity (the “First SAFE”) with the Rodgers Massey Freedom and Free Markets Charitable Trust (the “Purchaser”) in connection with the Purchaser investing $1.5 million in us. The First SAFE was initially convertible into shares of our Common Stock, par value $0.0001 per share, upon the initial closing of a bona fide transaction or series of transactions with the principal purpose of raising capital (an “Equity Financing”), pursuant to which we have issued and sold Common Stock in an equity financing at a per share conversion price which was equal to the lower of (i)(a) $53.54 million divided by (b) our capitalization immediately prior to such Equity Financing (such conversion price, the “SAFE Price”), and (ii) 80% of the price per share of our Common Stock sold in the Equity Financing. Thurman J. Rodgers is a trustee of the Purchaser, and he is the Executive Chairman of our Board of Directors and our Chief Executive Officer.

On February 15, 2024, we entered into a second simple agreement for future equity (the “Second SAFE”) with the Purchaser in connection with the Purchaser investing $3.5 million in us. The Second SAFE was initially convertible into shares of our Common Stock upon the initial closing of an Equity Financing at a per share conversion price which was equal to the lower of (i) the SAFE Price, and (ii) 80% of the price per share of our Common Stock sold in the Equity Financing. Thurman J. Rodgers is a trustee of the Purchaser, and he is the Executive Chairman of our Board of Directors and our Chief Executive Officer.

On April 21, 2024, we entered into an amendment to each of our First SAFE and Second SAFE with the Rodgers Massey Freedom and Free Markets Charitable Trust to convert the invested amounts into shares of our Common Stock. The conversion share price was $0.36, calculated as the product of (i) $0.45, the closing price of our Common Stock on April 19, 2024, multiplied by (ii) 80%. The First SAFE and Second SAFE converted into 4,166,667 and 9,722,222 shares of our Common Stock, respectively (collectively, the “Amendment Shares”); however, the Amendment Shares remain to be issued, the Amendment Shares are not included in the 65,781,061 shares of Common Stock outstanding and entitled to vote at the Annual Meeting, and the Purchaser and its affiliates entitled to receive the Amendment Shares are not currently able to vote the Amendment Shares at the Annual Meeting.

On May 13, 2024, we entered into a further simple agreement for future equity (the “Rodgers Group SAFE”) with the Purchaser in connection with the Purchaser’s investment of $1,000,000. The Rodgers Group SAFE is convertible into shares of Common Stock upon the initial closing of a bona fide transaction or series of transactions with the principal purpose of raising capital, pursuant to which we issue and sell Common Stock in an equity financing at a per share conversion price which is equal to 50% of the price per share of Common Stock sold in the Equity Financing. If we consummate a change of control prior to the termination of the Rodgers Group SAFE, the Purchaser will be automatically entitled to receive a portion of the proceeds of such liquidity event equal to $1,000,000, subject to certain adjustments as set forth in the Rodgers Group SAFE. The Rodgers Group SAFE is convertible into a maximum of 2,750,000 shares of Common Stock, assuming a per share conversion price of $0.275, which is the product of (i) $0.55, the closing price of the Common Stock on May 13, 2024, multiplied by (ii) 50%. Thurman J. Rodgers is a trustee of the Purchaser, and he is the Executive Chairman of our Board of Directors and our Chief Executive Officer.

Exchange Agreement and Related Transactions

Exchange Agreement

On July 1, 2024, we entered into an Exchange Agreement (the “Exchange Agreement”) with CRSEF Solis Holdings, L.L.C., a Delaware limited liability company (“Carlyle”), Kline Hill Partners Fund LP, a Delaware limited partnership (“Kline Fund”), Kline Hill Partners IV SPV LLC, a Delaware limited liability company (“Kline Partners”) and Kline Hill Partners Opportunity IV SPV LLC, a Delaware limited liability company (“Kline Opportunity” and together with Kline Fund and Kline Partners, “Kline Hill”) providing for, among other things: the cancellation of all indebtedness owed to Carlyle and Kline Hill by the Company; termination of all debt instruments by and between the Company and Carlyle and by and between Kline Hill; the satisfaction of all obligations owed to Carlyle and Kline Hill by the Company under the terminated debt instruments; the issuance of convertible notes to Carlyle and Kline Hill (as further detailed below under “July 2024 Note Financing”); and the issuance of 1,500,000 shares of Common Stock to Kline Hill (as further discussed in the paragraph below). Kline Hill is a 5% holder of Complete Solaria’s capital stock.

Issuance of 1,500,000 Shares of Common Stock to Kline Hill

On July 1, 2024, we entered into the Purchase Agreements with Kline Hill. Pursuant to the terms of the Purchase Agreements, Kline Hill purchased an aggregate of 1,500,000 shares of Common Stock in consideration for the cancellation of indebtedness owed to Kline Hill. Kline Hill is a 5% holder of Complete Solaria’s capital stock.

Designated Board Observer Agreements

In addition, in consideration for the entry of Carlyle and Kline Hill into the Exchange Agreement, on July 1, 2024, we entered into that certain Designated Board Observer Agreement with Carlyle Entity and Kline Partners, pursuant to which Kline Partners and Carlyle each have the right to designate a person to attend certain meetings of the Board in solely a non-voting, observer capacity. Each of Carlyle and Kline Hill is a 5% holder of Complete Solaria’s capital stock.

SCI Debt Restructuring

In October 2023, the Company entered into an Assignment Agreement whereby Structural Capital Investments III, LP (“SCI”) assigned the debt payable by the Company and its affiliates to SCI (the “SCI Debt”) to Kline Hill and Rodgers Massey Revocable Living Trust for a total purchase price of $5.0 million. The portion of the SCI Debt acquired by Kline Hill was cancelled as part of the Exchange Agreement. In connection with the Exchange Agreement, the principal amount of $3.5 million of the SCI Debt was exchanged for the July 2024 Notes (as defined below) issued to Kline Hill.

Certain Indebtedness Payable to the Rodgers Massey Revocable Living Trust

The principal portion of the SCI Debt owing to the Rodgers Massey Revocable Living Trust of $1.5 million (plus accrued interest) remained outstanding as of December 29, 2024 and is outstanding as of the date of this Proxy Statement. The outstanding amount, plus accrued interest, is due on demand to the Rodgers Massey Revocable Living Trust. Thurman J. Rodgers is a trustee of the Rodgers Massey Revocable Living Trust, and he is the Executive Chairman of our Board of Directors and our Chief Executive Officer.

July 2024 Notes

On July 1, 2024, we entered into Note Purchase Agreements and the Exchange Agreement (together the “July 2024 Purchase Agreement”), pursuant to which we issued to certain accredited investors and qualified institutional buyers approximately $50.0 million in aggregate principal amount in convertible promissory notes (the “July 2024 Notes”). The July 2024 Notes accrue interest at the rate of 12.0% annually, which will be payable semiannually in arrears on January 1 and July 1 of each year, beginning on July 1, 2025. The July 2024 Notes are convertible at the option of the holders at any time prior to the payment of the payment of the principal amount of such convertible note in full. Upon conversion of any convertible note, we will satisfy its conversion obligation by delivering shares of Common Stock and paying cash in respect of any fractional shares. The conversion rate for the convertible notes is initially equal to 595.2381 shares of Common Stock per $1,000 principal amount due under the convertible notes. The conversion rate shall be subject to adjustment from time to time pursuant to the terms of the convertible notes. The following table summarizes the participation in the July 2024 Note Financing by Complete Solaria’s holders of more than 5% of any class of Complete Solaria’s capital stock as of the date of such transactions:

Name of Stockholder	Aggregate Purchase Price
Rodgers Massey Revocable Living Trust	$18,000,000
CRSEF Solis Holdings, L.L.C.	$10,000,000
Kline Hill Partners Opportunity IV SPV LLC	$1,993,183
Kline Hill Partners IV SPV LLC	$1,993,183
Kline Hill Partners Fund LP	$3,986,365

September 2024 Notes

On September 8, 2024, September 11, 2024 and September 22, 2024, we entered into note purchase agreements with certain accredited investors and qualified institutional buyers relating to the sale and issuance of $80.0 million in aggregate principal amount of our 7.0% Convertible Notes due 2029 (the “September 2024 Notes”). The Company issued $4.0 million principal amount of the September 2024 Notes to the Rodgers Family and Free Markets Charitable Trust, and the Company issued $4.0 million principal amount of the September 2024 Notes to the Rodgers Massey Revocable Living Trust. Thurman J. Rodgers is the Chief Executive Officer, a member of the Board of Directors, and trustee of each of the Rodgers Family and Free Markets Charitable Trust and the Rodgers Massey Revocable Living Trust. The Rodgers Massey Revocable Living Trust is a 5% holder of Complete Solaria’s capital stock. Additionally, the Company also issued $750,000 principal amount of the 7.0% Convertible Notes due 2029 to the Dan and Kathy McCranie 2000 Revocable Trust, for which J. Daniel McCranie serves as trustee. Mr. McCranie was appointed to serve as a director of the Company on January 24, 2025.

Interest on the September 2024 Notes accrues at a rate of 7.00% per year from September 16, 2024 and will be payable semiannually in arrears on January 1 and July 1 of each year, beginning on January 1, 2025. On or after September 16, 2025, until the close of business on the second scheduled trading day immediately preceding the maturity date, holders of the September 2024 Notes may convert all or any portion of their September 2024 Notes at any time, in integral multiples of $1,000 principal amount, at the option of the holder. Upon conversion, the Company may satisfy its conversion obligation by paying or delivering, as the case may be, cash, shares of Common Stock or a combination of cash and shares of Common Stock, at the Company’s election, in the manner and subject to the terms, conditions and limitations provided in the Indenture. On December 18, 2024, at our annual meeting of stockholders, our stockholders approved the issuance of shares of our common stock upon conversion of the September 2024 Notes in excess of the limitations otherwise applicable under the Indenture as a result of Nasdaq Listing Rule 5635(d)(2). As a result of this stockholder approval, we will seek approval to amend the Indenture to enable the earlier conversion of the September 2024 Notes.

The conversion rate for the September 2024 Notes is initially 467.8363 shares of Common Stock per $1,000 principal amount of September 2024 Notes. The conversion rate for the September 2024 Notes is subject to adjustment from time to time in accordance with the terms of the Indenture. In addition, upon a conversion of the September 2024 Notes after September 16, 2025, following certain corporate events that occur prior to the maturity date of the September 2024 Notes or if the Company delivers a notice of redemption in respect of the September 2024 Notes, the Company will, under certain circumstances, increase the conversion rate of the September 2024 Notes for a holder who elects to convert its September 2024 Notes following September 16, 2025, in connection with such a corporate event that occurs prior to the maturity date, or if the Company delivers a notice of redemption in respect of the September 2024 Notes.

Pegasus Solar

During 2024, Pegasus Solar entered into commercial agreements with Complete Solaria. Pegasus Solar designs and manufactures solar panel hardware and mounting systems that are purchased by Complete Solaria. Devin Whatley, a director, is the general partner of Ecosystem Integrity Fund, which holds an equity investment in Pegasus Solar. All agreements between Complete Solaria and Pegasus Solar were entered into in the ordinary course of business. Since January 1, 2024, we have paid Pegasus Solar approximately $235,422 for the products supplied by Pegasus

Solar to Complete Solaria. Other than indirectly through Ecosystem Integrity Fund’s equity interest in Pegasus Solar, Mr. Whatley does not have a direct financial interest in our relationship with Pegasus Solar or our transactions with Pegasus Solar. Mr. Whatley was not involved in the negotiation of the commercial agreements between Complete Solaria and Pegasus Solar.

SameDay Solar

Complete Solaria previously entered into commercial agreements with SameDay Solar, a residential solar installer. William Anderson, a director and our former Chief Executive Officer, owns 60% of the equity securities of SameDay Solar, and he is Chief Executive Officer of SameDay Solar. All agreements between Complete Solaria and SameDay Solar previously were entered into in the ordinary course of business; provided, however, the Company facilitates equipment purchases for SameDay Solar, and SameDay Solar receives the benefit of the pricing received by the Company for equipment purchases, including for projects that are completed by SameDay Solar on behalf of the Company and that do not involve the Company or its customers. Since January 1, 2024, we have paid SameDay Solar a total of approximately $1,065,833. Since January 1, 2024, Mr. Anderson has received approximately $15,000 of remuneration from SameDay Solar relating to its relationship with Complete Solaria. Given his equity ownership, Mr. Anderson also has a 60% interest in SameDay Solar’s profits and earnings.

Employment Arrangements

Complete Solaria has entered into employment agreements with certain of its executive officers. For more information regarding these agreements with Complete Solaria’s named executive officers, see the section titled “Employment Arrangements with Named Executive Officers.”

Stock Option Grants to Directors and Executive Officers

Complete Solaria has granted stock options to certain of its directors and executive officers. For more information regarding the stock options and stock awards granted to Complete Solaria’s directors and named executive officers, see the section titled “Executive Compensation.”

Indemnification Agreements

Complete Solaria entered into new indemnification agreements with the directors and officers of Complete Solaria following the Business Combination.

Complete Solaria’s certificate of incorporation contains provisions limiting the liability of directors, and Complete Solaria’s amended and restated bylaws provide that Complete Solaria will indemnify each of its directors and officers to the fullest extent permitted under Delaware law. Complete Solaria’s amended and restated certificate of incorporation and amended and restated bylaws also provide the Board of Directors with discretion to indemnify Complete Solaria’s employees and other agents when determined appropriate by the Board of Directors.

Policies and Procedures for Related Person Transactions

The Board of Directors adopted a written related person transactions policy that sets forth Complete Solaria’s policies and procedures regarding the identification, review, consideration and oversight of “related person transactions.” For purposes of the Complete Solaria policy only, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which Complete Solaria or any of its subsidiaries are participants involving an amount that exceeds $120,000, including purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness and guarantees of indebtedness, subject to certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act.

Under the policy, the related person in question or, in the case of transactions with a holder of more than 5% of any class Complete Solaria’s voting securities, an officer with knowledge of a proposed transaction, must present information regarding the proposed related person transaction to Complete Solaria’s Audit Committee (or, where review by Complete Solaria’s Audit Committee would be inappropriate, to another independent body of the Board of Directors) for review. To identify related person transactions in advance, Complete Solaria will rely on information supplied by Complete Solaria’s executive officers, directors and certain significant stockholders. In considering a related person transaction, Complete Solaria’s Audit Committee will take into account the relevant available facts and circumstances, which may include, but are not limited to:

•        the risks, costs, and benefits to Complete Solaria;

•        the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

•        the extent of the related person’s interest in the transaction;

•        the purpose and terms of the transaction;

•        management’s recommendation with respect to the proposed related person transaction;

•        the availability of other sources for comparable services or products; and

•        whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction.

Complete Solaria’s Audit Committee will approve only those transactions that it determines are fair to us and in Complete Solaria’s best interests.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single set of our proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of proxy materials, please notify your broker or notify us by sending a written request to: Attn: Secretary, Complete Solaria, Inc., 45700 Northport Loop East, Fremont, California 94538. You will be removed from the householding program, after which you will receive an individual copy of the proxy materials promptly.

Stockholders who currently receive multiple copies of the proxy materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,
/s/ Thurman J. Rodgers
Thurman J. Rodgers
Chief Executive Officer and Executive Chairman
May 1, 2025

A copy of our Annual Report on Form 10-K for the fiscal year ended December 29, 2024 is available free of charge at the SEC’s web site at www.sec.gov. Stockholders can also access this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 29, 2024 at the investors section of our website at https://investors.completesolar.com/financial-information/sec-filings. A copy of our Annual Report on Form 10-K for the year ended December 29, 2024 is available without charge upon written request to: Secretary, Complete Solaria, Inc., 45700 Northport Loop East, Fremont, California 94538.

FORWARD-LOOKING STATEMENTS

Certain statements in this Proxy Statement may constitute “forward-looking statements” for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding our expectations, hopes, beliefs, intentions or strategies regarding the future, the expectations, hopes, beliefs, intentions or strategies regarding the future of our Board of Directors and its committees, and our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Proxy Statement may include, for example and without limitation, statements about the financial benefits and other benefits of the SunPower Acquisition, our expectations regarding further business growth, profitability and our ability to achieve positive cash flows, the anticipated benefits of our equity compensation principles and objectives, our ability to align the interests of our employees with the interest of our stockholders through our compensation programs, the importance of our and our ability to achieve the benefits of an ownership culture through the use of equity-based compensation, our ability to conserve cash through the use of broad-based equity compensation programs, our expectations regarding further headcount growth, our expectation that the number of shares of Common Stock to be available under the 2023 Plan as a result of the Plan Amendment will be sufficient, our expected equity plan burn rate, our ability to attract and retain talent and the use of equity-based compensation to attract and retain talent, and the dilution anticipated to be incurred by existing stockholders as a result of the Plan Amendment.

Actual results could differ materially from these forward-looking statements as a result of certain risks and uncertainties, including, without limitation, our ability to grow our business, our ability to achieve profitability and positive cash flows, the ability to integrate the SunPower Businesses and to achieve the benefits of the SunPower Acquisition, our ability to attract and retain employees, our ability to effectively implement our equity-based compensation programs, the actual usage of equity-based awards and our actual equity plan burn rates, and the other risks and uncertainties applicable to our business. For additional information on these risks and uncertainties and other potential factors that could affect our business and financial results or cause actual results to differ from the results predicted, readers should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of our annual report on Form 10-K filed with the SEC on April 30, 2025, our quarterly reports on Form 10-Q that we file with the SEC, and other documents that we have filed and that we will file with, the SEC. Such filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements in this Proxy Statement speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and we assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Appendix A

First Amendment

to Complete Solaria, Inc.

2023 Equity Incentive Plan

This First Amendment (the “Amendment”) to the Complete Solaria, Inc. 2023 Equity Incentive Plan (the “Plan”) is made by Complete Solaria, Inc., a Delaware corporation (the “Company”), effective as of the date of its approval by the stockholders of the Company at the Company’s 2025 Annual Meeting of Stockholders.

This Amendment was approved by the Company’s Board of Directors on April 25, 2025.

1.      Amendments.

a.      Section 2(a) of the Plan is hereby amended and restated in its entirety to read as follows:

“(a)    Shares Reserve. Subject to adjustment in accordance with Section 2(c) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed 32,702,618 shares of Common Stock (which number of shares of Common stock includes additional shares of Common Stock available for issuance as a result of the automatic increase thereto as of January 1, 2025 as contemplated by the next sentence). In addition, subject to any adjustments as necessary to implement any Capitalization Adjustments, such aggregate number of shares of Common Stock will automatically increase on January 1 of each year for a period of ten years commencing on January 1, 2024 and ending on (and including) January 1, 2033, in an amount equal to 4% of the total number of shares of Common Stock outstanding on December 31 of the preceding year; provided, however, that the Board may act prior to January 1st of a given year to provide that the increase for such year will be a lesser number of shares of Common Stock.”

b.      Section 2(b) of the Plan is hereby amended and restated in its entirety to read as follows:

“(b)    Aggregate Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 32,702,618 shares.”

2.      Continued Effect. Except as set forth herein, the Plan shall remain unchanged and in full force and effect, and the forms of stock option award agreements, restricted stock units award agreements and any outstanding award agreements under the Plan shall effectively adopt the amendments herein, as applicable.

A-1

Appendix B

Complete Solaria, Inc.
2023 Equity Incentive Plan

Adopted by the Board of Directors: July 2023
Approved by the Stockholders: July 2023

As Amended by First Amendment Dated April 25, 2025

1. General.

(a) Plan Purpose. The Company, by means of the Plan, seeks to secure and retain the services of Employees, Directors and Consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.

(b) Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) SARs; (iv) Restricted Stock Awards; (v) RSU Awards; (vi) Performance Awards; and (vii) Other Awards.

(c) Adoption Date; Effective Date. The Plan will come into existence on the Adoption Date, but no Award may be granted prior to the Effective Date.

2. Shares Subject to the Plan.

(a) Share Reserve. Subject to adjustment in accordance with Section 2(c) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed 32,702,618 shares of Common Stock (which number of shares of Common stock includes additional shares of Common Stock available for issuance as a result of the automatic increase thereto as of January 1, 2025 as contemplated by the next sentence). In addition, subject to any adjustments as necessary to implement any Capitalization Adjustments, such aggregate number of shares of Common Stock will automatically increase on January 1 of each year for a period of ten years commencing on January 1, 2024 and ending on (and including) January 1, 2033, in an amount equal to 4% of the total number of shares of Common Stock outstanding on December 31 of the preceding year; provided, however, that the Board may act prior to January 1st of a given year to provide that the increase for such year will be a lesser number of shares of Common Stock.

(b) Aggregate Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 32,702,618 shares.

(c) Share Reserve Operation.

(i) Limit Applies to Common Stock Issued Pursuant to Awards. For clarity, the Share Reserve is a limit on the number of shares of Common Stock that may be issued pursuant to Awards and does not limit the granting of Awards, except that the Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy its obligations to issue shares pursuant to such Awards. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(ii) Actions that Do Not Constitute Issuance of Common Stock and Do Not Reduce Share Reserve. The following actions do not result in an issuance of shares under the Plan and accordingly do not reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued, (2) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than Common Stock), (3) the withholding of shares that would otherwise be issued by the Company to satisfy the exercise, strike or purchase price of an Award; or (4) the withholding of shares that would otherwise be issued by the Company to satisfy a tax withholding obligation in connection with an Award.

(iii) Reversion of Previously Issued Shares of Common Stock to Share Reserve. The following shares of Common Stock previously issued pursuant to an Award and accordingly initially deducted from the Share Reserve will be added back to the Share Reserve and again become available for issuance under the Plan: (1) any shares that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of such shares; (2) any shares that are reacquired by the Company to satisfy the exercise, strike or purchase price of an Award; and (3) any shares that are reacquired by the Company to satisfy a tax withholding obligation in connection with an Award.

3. Eligibility and Limitations.

(a) Eligible Award Recipients. Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards.

(b) Specific Award Limitations.

(i) Limitations on Incentive Stock Option Recipients. Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code).

(ii) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(iii) Limitations on Incentive Stock Options Granted to Ten Percent Stockholders. A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (i) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option and (ii) the Option is not exercisable after the expiration of five years from the date of grant of such Option.

(iv) Limitations on Nonstatutory Stock Options and SARs. Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A or unless such Awards otherwise comply with the requirements of Section 409A.

(c) Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director with respect to any calendar year, including Awards granted and cash fees paid by the Company to such Non-Employee Director, will not exceed (i) $1,000,000 in total value or (ii) in the event such Non-Employee Director is first appointed or elected to the Board during such calendar year, $1,500,000 in total value, in each case, calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes.

4. Options and Stock Appreciation Rights.

Each Option and SAR will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated or if an Option designated as an Incentive Stock Option fails to qualify as an Incentive Stock Option, then such Option will be a Nonstatutory Stock Option, and the shares purchased upon exercise of each type of Option will be separately accounted for. Each SAR will be denominated in shares of

Common Stock equivalents. The terms and conditions of separate Options and SARs need not be identical; provided, however, that each Option Agreement and SAR Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(a) Term. Subject to Section 3(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement.

(b) Exercise or Strike Price. Subject to Section 3(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will not be less than 100% of the Fair Market Value on the date of grant of such Award. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code.

(c) Exercise Procedure and Payment of Exercise Price for Options. In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Option Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Option Agreement:

(i) by cash or check, bank draft or money order payable to the Company;

(ii) pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) at the time of exercise the Common Stock is publicly traded, (2) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (3) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Common Stock, (4) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate, and (5) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;

(iv) if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) such shares used to pay the exercise price will not be exercisable thereafter and (2) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment; or

(v) in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law.

(d) Exercise Procedure and Payment of Appreciation Distribution for SARs. In order to exercise any SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the SAR Agreement. The appreciation distribution payable to a Participant upon the exercise of a SAR will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of shares of Common Stock equal to the number of Common Stock equivalents that are vested and being exercised under such SAR, over (ii) the strike price of such SAR. Such appreciation distribution may be paid to the Participant in the form of Common Stock or cash (or any combination of Common Stock and cash) or in any other form of payment, as determined by the Board and specified in the SAR Agreement.

(e) Transferability. Options and SARs may not be transferred to third party financial institutions for value. The Board may impose such additional limitations on the transferability of an Option or SAR as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability of Options and SARs will apply, provided that except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration and provided, further, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer:

(i) Restrictions on Transfer. An Option or SAR will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may permit transfer of an Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable state law) while such Option or SAR is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.

(ii) Domestic Relations Orders. Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to a domestic relations order.

(f) Vesting. The Board may impose such restrictions on or conditions to the vesting and/or exercisability of an Option or SAR as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Options and SARs will cease upon termination of the Participant’s Continuous Service.

(g) Termination of Continuous Service for Cause. Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options and SARs will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award.

(h) Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause. Subject to Section 4(i), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her Option or SAR to the extent vested, but only within the following period of time or, if applicable, such other period of time provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)):

(i) three months following the date of such termination if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death);

(ii) 12 months following the date of such termination if such termination is due to the Participant’s Disability;

(iii) 18 months following the date of such termination if such termination is due to the Participant’s death; or

(iv) 18 months following the date of the Participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in (i) or (ii) above).

Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.

(i) Restrictions on Exercise; Extension of Exercisability. A Participant may not exercise an Option or SAR at any time that the issuance of shares of Common Stock upon such exercise would violate Applicable Law. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an

Affiliate, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty days of the applicable Post-Termination Exercise Period: (i) the exercise of the Participant’s Option or SAR would be prohibited solely because the issuance of shares of Common Stock upon such exercise would violate Applicable Law, or (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate the Company’s Trading Policy, then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions); provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)).

(j) Non-Exempt Employees. No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Common Stock until at least six months following the date of grant of such Award. Notwithstanding the foregoing, in accordance with the provisions of the Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than six months following the date of grant of such Award in the event of (i) such Participant’s death or Disability, (ii) a Corporate Transaction in which such Award is not assumed, continued or substituted, (iii) a Change in Control, or (iv) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). This Section 4(j) is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.

(k) Whole Shares. Options and SARs may be exercised only with respect to whole shares of Common Stock or their equivalents.

5. Awards Other Than Options and Stock Appreciation Rights.

(a) Restricted Stock Awards and RSU Awards. Each Restricted Stock Award and RSU Award will have such terms and conditions as determined by the Board; provided, however, that each Restricted Stock Award Agreement and RSU Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(i) Form of Award.

(1) Restricted Stock Awards: To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock subject to a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant will have voting and other rights as a stockholder of the Company with respect to any shares subject to a Restricted Stock Award.

(2) RSU Awards: A RSU Award represents a Participant’s right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units subject to the RSU Award. As a holder of a RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company’s unfunded obligation, if any, to issue shares of Common Stock in settlement of such Award and nothing contained in the Plan or any RSU Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a stockholder of the Company with respect to any RSU Award (unless and until shares are actually issued in settlement of a vested RSU Award).

(ii) Consideration.

(1) Restricted Stock Awards: A Restricted Stock Award may be granted in consideration for (A) cash or check, bank draft or money order payable to the Company, (B) services to the Company or an Affiliate, or (C) any other form of consideration as the Board may determine and permissible under Applicable Law.

(2) RSU Awards: Unless otherwise determined by the Board at the time of grant, a RSU Award will be granted in consideration for the Participant’s services to the Company or an Affiliate, such that the Participant will not be required to make any payment to the Company (other than such services) with respect to the grant or vesting of the RSU Award, or the issuance of any shares of Common Stock pursuant to the RSU Award. If, at the time of grant, the Board determines that any consideration must be paid by the Participant (in a form other than the Participant’s services to the Company or an Affiliate) upon the issuance of any shares of Common Stock in settlement of the RSU Award, such consideration may be paid in any form of consideration as the Board may determine and permissible under Applicable Law.

(iii) Vesting. The Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award or RSU Award as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Restricted Stock Awards and RSU Awards will cease upon termination of the Participant’s Continuous Service.

(iv) Termination of Continuous Service. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason, (i) the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant under his or her Restricted Stock Award that have not vested as of the date of such termination as set forth in the Restricted Stock Award Agreement and the Participant will have no further right, title or interest in the Restricted Stock Award, the shares of Common Stock subject to the Restricted Stock Award, or any consideration in respect of the Restricted Stock Award and (ii) any portion of his or her RSU Award that has not vested will be forfeited upon such termination and the Participant will have no further right, title or interest in the RSU Award, the shares of Common Stock issuable pursuant to the RSU Award, or any consideration in respect of the RSU Award.

(v) Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Restricted Stock Award or RSU Award, as determined by the Board and specified in the Award Agreement.

(vi) Settlement of RSU Awards. A RSU Award may be settled by the issuance of shares of Common Stock or cash (or any combination thereof) or in any other form of payment, as determined by the Board and specified in the RSU Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award.

(b) Performance Awards. With respect to any Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board.

(c) Other Awards. Other Awards may be granted either alone or in addition to Awards provided for under Section 4 and the preceding provisions of this Section 5. Subject to the provisions of the Plan, the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards.

6. Adjustments upon Changes in Common Stock; Other Corporate Events.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of Common Stock subject to the Plan, (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 2(b), and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of Common Stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, no fractional shares or rights for fractional shares of Common Stock shall be created in order to implement any Capitalization Adjustment. The Board shall determine an appropriate equivalent benefit, if any, for any fractional shares or rights to fractional shares that might be created by the adjustments referred to in the preceding provisions of this Section.

(b) Dissolution or Liquidation. Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service; provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Corporate Transaction. The following provisions will apply to Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award.

(i) Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume or continue the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Board.

(ii) Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Awards may be exercised) will be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Corporate Transaction), and such Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Corporate Transaction). With respect to the vesting of Performance Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement, the vesting of such Performance Awards will accelerate at 100% of the target level upon the occurrence of the Corporate Transaction in which the Awards are not assumed in accordance with Section 6(c)(i). With respect to the vesting of Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the Corporate Transaction or such later date as required to comply with Section 409A of the Code.

(iii) Awards Held by Persons other than Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Awards will terminate if not exercised (if applicable) prior to the occurrence of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

(iv) Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), over (2) any exercise price payable by such holder in connection with such exercise.

(d) Appointment of Stockholder Representative. As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.

(e) No Restriction on Right to Undertake Transactions. The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

7. Administration.

(a) Administration by Board. The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in subsection (c) below.

(b) Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time: (1) which of the persons eligible under the Plan will be granted Awards; (2) when and how each Award will be granted; (3) what type or combination of types of Award will be granted; (4) the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to receive an issuance of Common Stock or other payment pursuant to an Award; (5) the number of shares of Common Stock or cash equivalent with respect to which an Award will be granted to each such person; (6) the Fair Market Value applicable to an Award; and (7) the terms of any Performance Award that is not valued in whole or in part by reference to, or otherwise based on, the Common Stock, including the amount of cash payment or other property that may be earned and the timing of payment.

(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Award fully effective.

(iii) To settle all controversies regarding the Plan and Awards granted under it.

(iv) To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest.

(v) To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Corporate Transaction, for reasons of administrative convenience.

(vi) To suspend or terminate the Plan at any time. Suspension or termination of the Plan will not Materially Impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

(vii) To amend the Plan in any respect the Board deems necessary or advisable; provided, however, that stockholder approval will be required for any amendment to the extent required by Applicable Law. Except as provided above, rights under any Award granted before amendment of the Plan will not be Materially Impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(viii) To submit any amendment to the Plan for stockholder approval.

(ix) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(x) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(xi) To adopt such procedures and sub-plans as are necessary or appropriate to permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement to ensure or facilitate compliance with the laws of the relevant foreign jurisdiction).

(xii) To effect, at any time and from time to time, subject to the consent of any Participant whose Award is Materially Impaired by such action, (1) the reduction of the exercise price (or strike price) of any outstanding Option or SAR; (2) the cancellation of any outstanding Option or SAR and the grant in substitution therefor of (A) a new Option, SAR, Restricted Stock Award, RSU Award or Other Award, under the Plan or another equity plan of the Company, covering the same or a different number of shares of Common Stock, (B) cash and/or (C) other valuable consideration (as determined by the Board); or (3) any other action that is treated as a repricing under generally accepted accounting principles.

(c) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to another Committee or a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each Committee may retain the authority to concurrently administer the Plan with Committee or subcommittee to which it has delegated its authority hereunder and may, at any time, revest in such Committee some or all of the powers previously delegated. The Board may retain the authority to concurrently administer the Plan with any Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii) Rule 16b-3 Compliance. To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award will be granted by the Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) of the Exchange Act and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available.

(d) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board or any Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

(e) Delegation to an Officer. The Board or any Committee may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by Applicable Law, other types of Awards) and, to the extent permitted by Applicable Law, the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Awards granted to such Employees; provided, however, that the resolutions or charter adopted by the Board or any Committee evidencing such delegation will specify the total number of shares of Common Stock that may be subject to the Awards granted by such Officer and that such Officer may not grant an Award to himself or herself. Any such Awards will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, unless otherwise provided in the resolutions approving the delegation authority. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) the authority to determine the Fair Market Value.

8. Tax Withholding

(a) Withholding Authorization. As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agree to make adequate provision for (including), any sums required to satisfy any U.S. federal, state, local and/or foreign tax or social insurance contribution withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise, vesting or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue shares of Common Stock subject to an Award, unless and until such obligations are satisfied.

(b) Satisfaction of Withholding Obligation. To the extent permitted by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any U.S. federal, state, local and/or foreign tax or social insurance withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board, or (vi) by such other method as may be set forth in the Award Agreement.

(c) No Obligation to Notify or Minimize Taxes; No Liability to Claims. Except as required by Applicable Law the Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or SAR granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Common Stock on the date of grant as determined by the Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR granted under the Plan, each Participant agrees not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Common Stock on the date of grant as subsequently determined by the Internal Revenue Service.

(d) Withholding Indemnification. As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount.

9. Miscellaneous.

(a) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

(b) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.

(c) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(d) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Award is reflected in the records of the Company.

(e) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state or foreign jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.

(f) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law, to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(g) Execution of Additional Documents. As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.

(h) Electronic Delivery and Participation. Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.

(i) Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law and any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under Applicable Law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntary terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.

(j) Securities Law Compliance. A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act; or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law.

(k) Transfer or Assignment of Awards; Issued Shares. Except as expressly provided in the Plan or the form of Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of Restricted Stock and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law.

(l) Effect on Other Employee Benefit Plans. The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

(m) Deferrals. To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may also establish programs and procedures for deferral elections to be made by Participants. Deferrals will be made in accordance with the requirements of Section 409A.

(n) Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

(o) Choice of Law. This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to conflict of law principles that would result in any application of any law other than the law of the State of Delaware.

10. Covenants of the Company.

(a) Compliance with Law. The Company will seek to obtain from each regulatory commission or agency, as may be deemed to be necessary, having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Common Stock pursuant to the Award if such grant or issuance would be in violation of any Applicable Law.

11. Additional Rules for Awards Subject to Section 409a.

(a) Application. Unless the provisions of this Section of the Plan are expressly superseded by the provisions in the form of Award Agreement, the provisions of this Section shall apply and shall supersede anything to the contrary set forth in the Award Agreement for a Non-Exempt Award.

(b) Non-Exempt Awards Subject to Non-Exempt Severance Arrangements. To the extent a Non-Exempt Award is subject to Section 409A due to application of a Non-Exempt Severance Arrangement, the following provisions of this subsection (b) apply.

(i) If the Non-Exempt Award vests in the ordinary course during the Participant’s Continuous Service in accordance with the vesting schedule set forth in the Award Agreement, and does not accelerate vesting under the terms of a Non-Exempt Severance Arrangement, in no event will the shares be issued in respect of such Non-Exempt Award any later than the later of: (i) December 31st of the calendar year that includes the applicable vesting date, or (ii) the 60th day that follows the applicable vesting date.

(ii) If vesting of the Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with the Participant’s Separation from Service, and such vesting acceleration provisions were in effect as of the date of grant of the Non-Exempt Award and, therefore, are part of the terms of such Non-Exempt Award as of the date of grant, then the shares will be earlier issued in settlement of such Non-Exempt Award upon the Participant’s Separation from Service in accordance with the terms of the Non-Exempt Severance Arrangement, but in no event later than the 60th day that follows the date of the Participant’s Separation from Service. However, if at the time the shares would otherwise be issued the Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of such Participant’s Separation from Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.

(iii) If vesting of a Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with a Participant’s Separation from Service, and such vesting acceleration provisions were not in effect as of the date of grant of the Non-Exempt Award and, therefore, are not a part of the terms of such Non-Exempt Award on the date of grant, then such acceleration of vesting of the Non-Exempt Award shall not accelerate the issuance date of the shares, but the shares shall instead be issued on the same schedule as set forth in the Grant Notice as if they had vested in the ordinary course during the Participant’s Continuous Service, notwithstanding the vesting acceleration of the Non-Exempt Award. Such issuance schedule is intended to satisfy the requirements of payment on a specified date or pursuant to a fixed schedule, as provided under Treasury Regulations Section 1.409A-3(a)(4).

(c) Treatment of Non-Exempt Awards Upon a Corporate Transaction for Employees and Consultants. The provisions of this subsection (c) shall apply and shall supersede anything to the contrary set forth in the Plan with respect to the permitted treatment of any Non-Exempt Award in connection with a Corporate Transaction if the Participant was either an Employee or Consultant upon the applicable date of grant of the Non-Exempt Award.

(i) Vested Non-Exempt Awards. The following provisions shall apply to any Vested Non-Exempt Award in connection with a Corporate Transaction:

(1) If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Vested Non-Exempt Award. Upon the Section 409A Change in Control the settlement of the Vested Non-Exempt Award will automatically be accelerated and the shares will be immediately issued in respect of the Vested Non-Exempt Award. Alternatively, the Company may instead provide that the Participant will receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control.

(2) If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute each Vested Non-Exempt Award. The shares to be issued in respect of the Vested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of the Fair Market Value of the shares made on the date of the Corporate Transaction.

(ii) Unvested Non-Exempt Awards. The following provisions shall apply to any Unvested Non-Exempt Award unless otherwise determined by the Board pursuant to subsection (e) of this Section.

(1) In the event of a Corporate Transaction, the Acquiring Entity shall assume, continue or substitute any Unvested Non-Exempt Award. Unless otherwise determined by the Board, any Unvested Non-Exempt Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of any Unvested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value of the shares made on the date of the Corporate Transaction.

(2) If the Acquiring Entity will not assume, substitute or continue any Unvested Non-Exempt Award in connection with a Corporate Transaction, then such Award shall automatically terminate and be forfeited upon the Corporate Transaction with no consideration payable to any Participant in respect of such forfeited Unvested Non-Exempt Award. Notwithstanding the foregoing, to the extent permitted and in compliance with the requirements of Section 409A, the Board may in its discretion determine to elect to accelerate the vesting and settlement of the Unvested Non-Exempt Award upon the Corporate Transaction, or instead substitute a cash payment equal to the Fair Market Value of such shares that would otherwise be issued to the Participant, as further provided in subsection (e)(ii) below. In the absence of such discretionary election by the Board, any Unvested Non-Exempt Award shall be forfeited without payment of any consideration to the affected Participants if the Acquiring Entity will not assume, substitute or continue the Unvested Non-Exempt Awards in connection with the Corporate Transaction.

(3) The foregoing treatment shall apply with respect to all Unvested Non-Exempt Awards upon any Corporate Transaction, and regardless of whether or not such Corporate Transaction is also a Section 409A Change in Control.

(d) Treatment of Non-Exempt Awards Upon a Corporate Transaction for Non-Employee Directors. The following provisions of this subsection (d) shall apply and shall supersede anything to the contrary that may be set forth in the Plan with respect to the permitted treatment of a Non-Exempt Director Award in connection with a Corporate Transaction.

(i) If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Non-Exempt Director Award. Upon the Section 409A Change in Control the vesting and settlement of any Non-Exempt Director Award will automatically be accelerated and the shares will be immediately issued to the Participant in respect of the Non-Exempt Director Award. Alternatively, the Company may provide that the Participant will instead receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control pursuant to the preceding provision.

(ii) If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute the Non-Exempt Director Award. Unless otherwise determined by the Board, the Non-Exempt Director Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of the Non-Exempt Director Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value made on the date of the Corporate Transaction.

(e) If the RSU Award is a Non-Exempt Award, then the provisions in this Section 11(e) shall apply and supersede anything to the contrary that may be set forth in the Plan or the Award Agreement with respect to the permitted treatment of such Non-Exempt Award:

(i) Any exercise by the Board of discretion to accelerate the vesting of a Non-Exempt Award shall not result in any acceleration of the scheduled issuance dates for the shares in respect of the Non-Exempt Award unless earlier issuance of the shares upon the applicable vesting dates would be in compliance with the requirements of Section 409A.

(ii) The Company explicitly reserves the right to earlier settle any Non-Exempt Award to the extent permitted and in compliance with the requirements of Section 409A, including pursuant to any of the exemptions available in Treasury Regulations Section 1.409A-3(j)(4)(ix).

(iii) To the extent the terms of any Non-Exempt Award provide that it will be settled upon a Change in Control or Corporate Transaction, to the extent it is required for compliance with the requirements of Section 409A, the Change in Control or Corporate Transaction event triggering settlement must also constitute a Section 409A Change in Control. To the extent the terms of a Non-Exempt Award provides that it will be settled upon a termination of employment or termination of Continuous Service, to the extent it is required for compliance with the requirements of Section 409A, the termination event triggering settlement must also constitute a Separation From Service. However, if at the time the shares would otherwise be issued to a Participant in connection with a “separation from service” such Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of the Participant’s Separation From Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.

(iv) The provisions in this subsection (e) for delivery of the shares in respect of the settlement of a RSU Award that is a Non-Exempt Award are intended to comply with the requirements of Section 409A so that the delivery of the shares to the Participant in respect of such Non-Exempt Award will not trigger the additional tax imposed under Section 409A, and any ambiguities herein will be so interpreted.

12. Severability.

If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

13. Termination of the Plan.

The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of: (i) the Adoption Date, or (ii) the date the Plan is approved by the Company’s stockholders. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

14. Definitions.

As used in the Plan, the following definitions apply to the capitalized terms indicated below:

(a) “Acquiring Entity” means the surviving or acquiring corporation (or its parent company) in connection with a Corporate Transaction.

(b) “Adoption Date” means the date the Plan is first approved by the Board or Compensation Committee.

(c) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(d) “Applicable Law” means any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority).

(e) “Award” means any right to receive Common Stock, cash or other property granted under the Plan (including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a RSU Award, a SAR, a Performance Award or any Other Award).

(f) “Award Agreement” means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and the agreement containing the written summary of the general terms and conditions applicable to the Award and which is provided, including through electronic means, to a Participant along with the Grant Notice.

(g) “Board” means the Board of Directors of the Company (or its designee). Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants

(h) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the date the Plan is adopted by the Board without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(i) “Cause” has the meaning ascribed to such term in any written agreement between a Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) the Participant’s dishonest statements or acts with respect to the Company or any Affiliate of the Company, or any current or prospective customers, suppliers, vendors or other third parties with which such entity does business; (ii) the Participant’s commission of (A) a felony or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (iii) the Participant’s failure to perform the Participant’s assigned duties and responsibilities to the reasonable satisfaction of the Company which failure continues, in the reasonable judgment of the Company, after written notice given to the Participant by the Company; (iv) the Participant’s gross negligence, willful misconduct or insubordination with respect to the Company or any affiliate of the Company; or (v) the Participant’s material violation of any provision of any agreement(s) between the Participant and the Company relating to noncompetition, nonsolicitation, nondisclosure and/or assignment of inventions. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board with respect to Participants who are executive officers of the Company and by the Company’s Chief Executive Officer with respect to Participants who are not executive officers of the Company. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(j) “Change in Control” or “Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the Acquiring Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the Acquiring Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(iv) individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply, and (C) respect to any nonqualified deferred compensation that becomes payable on account of the Change in Control, the transaction or event described in clause (i), (ii), (iii), (iv) or (v) also constitutes a Section 409A Change in Control if required in order for the payment not to violate Section 409A of the Code.

(k) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(l) “Committee” means the Compensation Committee and any other committee of one or more Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan.

(m) “Common Stock” means the common stock of the Company.

(n) “Company” means Complete Solaria, Inc., a Delaware corporation.

(o) “Compensation Committee” means the Compensation Committee of the Board.

(p) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(q) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).

(r) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of at least 50% of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

Notwithstanding the foregoing or any other provision of this Plan, (A) the term Corporate Transaction shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, (B) the definition of Corporate Transaction (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Corporate Transaction or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply, and (C) respect to any nonqualified deferred compensation that becomes payable on account of the Corporate Transaction, the transaction or event described in clause (i), (ii), (iii), (iv) or (v) also constitutes a Section 409A Change in Control if required in order for the payment not to violate Section 409A of the Code.

(s) “Director” means a member of the Board.

(t) “determine” or “determined” means as determined by the Board or the Committee (or its designee) in its sole discretion.

(u) “Disability” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(v) “Effective Date” means the effective date of this Plan, which is the date of the closing of the transactions contemplated by the Amended and Restated Business Combination Agreement by and among Freedom Acquisition I Corp., Jupiter Merger Sub I Corp., Jupiter Merger Sub II LLC, Complete Solar Holding Corporation and The Solaria Corporation, dated as of May 26, 2023, provided that this Plan is approved by the Company’s stockholders prior to such date.

(w) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(x) “Employer” means the Company or the Affiliate of the Company that employs the Participant.

(y) “Entity” means a corporation, partnership, limited liability company or other entity.

(z) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(aa) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

(bb) “Fair Market Value” means, as of any date, unless otherwise determined by the Board, the value of the Common Stock (as determined on a per share or aggregate basis, as applicable) determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii) If there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii) In the absence of such markets for the Common Stock, or if otherwise determined by the Board, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(cc) “Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any Tax authority) or other body exercising similar powers or authority; or (d) self-regulatory organization (including the Nasdaq Stock Market, New York Stock Exchange, and the Financial Industry Regulatory Authority).

(dd) “Grant Notice” means the notice provided to a Participant that he or she has been granted an Award under the Plan and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of shares of Common Stock subject to the Award or potential cash payment right, (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.

(ee) “Incentive Stock Option” means an option granted pursuant to Section 4 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(ff) “Materially Impair” means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant’s rights under an Award will not be deemed to have been Materially Impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of shares subject to an Option or SAR that may be exercised, (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other Applicable Laws.

(gg) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(hh) “Non-Exempt Award” means any Award that is subject to, and not exempt from, Section 409A, including as the result of (i) a deferral of the issuance of the shares subject to the Award which is elected by the Participant or imposed by the Company or (ii) the terms of any Non-Exempt Severance Agreement.

(ii) “Non-Exempt Director Award” means a Non-Exempt Award granted to a Participant who was a Director but not an Employee on the applicable grant date.

(jj) Non-Exempt Severance Arrangement means a severance arrangement or other agreement between the Participant and the Company that provides for acceleration of vesting of an Award and issuance of the shares in respect of such Award upon the Participant’s termination of employment or separation from service (as such term is defined in Section 409A(a)(2)(A)(i) of the Code (and without regard to any alternative definition thereunder) (“Separation from Service”) and such severance benefit does not satisfy the requirements for an exemption from application of Section 409A provided under Treasury Regulations Section 1.409A-1(b)(4), 1.409A-1(b)(9) or otherwise.

(kk) “Nonstatutory Stock Option” means any option granted pursuant to Section 4 of the Plan that does not qualify as an Incentive Stock Option.

(ll) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(mm) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(nn) “Option Agreement” means a written or electronic agreement between the Company and the Optionholder evidencing the terms and conditions of the Option grant. The Option Agreement includes the Grant Notice for the Option and the agreement containing the written summary of the general terms and conditions applicable to the Option and which is provided, including through electronic means, to a Participant along with the Grant Notice. Each Option Agreement will be subject to the terms and conditions of the Plan.

(oo) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(pp) “Other Award” means an award valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value at the time of grant) that is not an Incentive Stock Options, Nonstatutory Stock Option, SAR, Restricted Stock Award, RSU Award or Performance Award.

(qq) “Other Award Agreement” means a written or electronic agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement will be subject to the terms and conditions of the Plan.

(rr) “Own,” “Owned,” “Owner,” “Ownership” means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(ss) “Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

(tt) “Performance Award” means an Award that may vest or may be exercised or a cash award that may vest or become earned and paid contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 5(b) pursuant to such terms as are approved by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.

(uu) “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: earnings (including earnings per share and net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; total stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholders’ equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; financing; regulatory milestones; stockholder liquidity; corporate governance and compliance; intellectual property; personnel matters; progress of internal research; progress of partnered programs; partner satisfaction; budget management; partner or collaborator achievements; internal controls, including those related to the Sarbanes-Oxley Act of 2002; investor relations, analysts and communication; implementation or completion of projects or processes; employee retention; number of users, including unique users; strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with respect to the marketing, distribution and sale of the Company’s products; supply chain achievements; co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by the Board or Committee whether or not listed herein.

(vv) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board may establish or provide for other adjustment items in the Award Agreement at the time the Award is granted or in such other document setting forth the Performance Goals at the time the Performance Goals are established. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement or the written terms of a Performance Cash Award.

(ww) “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(xx) “Plan” means this Complete Solaria 2023 Equity Incentive Plan.

(yy) “Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day-to-day operations of the Plan and the Company’s other equity incentive programs.

(zz) “Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified in Section 4(h).

(aaa) “Restricted Stock Award” or “RSA” means an Award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).

(bbb) “Restricted Stock Award Agreement” means a written or electronic agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. The Restricted Stock Award Agreement includes the Grant Notice for the Restricted Stock Award and the agreement containing the written summary of the general terms and conditions applicable to the Restricted Stock Award and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(ccc) “RSU Award” or “RSU” means an Award of restricted stock units representing the right to receive an issuance of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).

(ddd) “RSU Award Agreement” means a written or electronic agreement between the Company and a holder of a RSU Award evidencing the terms and conditions of a RSU Award. The RSU Award Agreement includes the Grant Notice for the RSU Award and the agreement containing the written summary of the general terms and conditions applicable to the RSU Award and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each RSU Award Agreement will be subject to the terms and conditions of the Plan.

(eee) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(fff) “Rule 405” means Rule 405 promulgated under the Securities Act.

(ggg) “Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder.

(hhh) “Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

(iii) “Securities Act” means the Securities Act of 1933, as amended.

(jjj) “Share Reserve” means the number of shares available for issuance under the Plan as set forth in Section 2(a).

(kkk) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 4.

(lll) “SAR Agreement” means a written or electronic agreement between the Company and a holder of a SAR evidencing the terms and conditions of a SAR grant. The SAR Agreement includes the Grant Notice for the SAR and the agreement containing the written summary of the general terms and conditions applicable to the SAR and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each SAR Agreement will be subject to the terms and conditions of the Plan.

(mmm) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(nnn) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

(ooo) “Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain “window” periods and/or otherwise restricts the ability of certain individuals to transfer or encumber Company shares, as in effect from time to time.

(ppp) “Unvested Non-Exempt Award” means the portion of any Non-Exempt Award that had not vested in accordance with its terms upon or prior to the date of any Corporate Transaction.

(qqq) “Vested Non-Exempt Award” means the portion of any Non-Exempt Award that had vested in accordance with its terms upon or prior to the date of a Corporate Transaction.

C/O TABULATOR, P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Complete Solaria, Inc. Annual Meeting of Stockholders Internet: www.proxydocs.com/CSLR Cast your vote online Have your Proxy Card ready Follow the simple instructions to record your vote For Stockholders of record as of March 31, 2025 Thursday, May 29, 2025 11:00 AM, Pacific Time Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/CSLR for more details. Phone: 1-866-994-3906 Use any touch-tone telephone Have your Proxy Card ready Follow the simple recorded instructions Mail: Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided Virtual: You must register to attend the meeting online and/or participate at www.proxydocs.com/CSLR YOUR VOTE IS IMPORTANT PLEASE VOTE BY: 11:00 AM, Pacific Time, May 29, 2025. This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Thurman J. Rodgers, Daniel Foley and Linda DeJulio (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Complete Solaria, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

Complete Solaria, Inc. Annual Meeting of Stockholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1. To elect each of the Board of Directors’ eleven nominees for director to serve until the 2026 annual meeting of stockholders; 1.01 Thurman J. Rodgers FOR WITHHOLD 1.02 Antonio R. Alvarez 1.03 William J. Anderson 1.04 Adam Gishen 1.05 Jamie Haenggi 1.06 Chris Lundell 1.07 Lothar Maier 1.08 J. Daniel McCranie 1.09 Ronald Pasek 1.10 Tidjane Thiam 1.11 Devin Whatley FOR FOR FOR FOR FOR FOR FOR FOR FOR FOR FOR FOR AGAINST ABSTAIN 2. To ratify the selection of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 28, 2025. 3. To approve an amendment to our 2023 Equity Incentive Plan to reserve an additional 21,555,584 shares of common stock for issuance under such plan. 4. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. FOR FOR You must register to attend the meeting online and/or participate at www.proxydocs.com/CSLR Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date